UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Flora Growth Corp.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Flora Growth Corp.

3406 SW 26th Terrace, Suite C-1

Fort Lauderdale, Florida 33312

To the Shareholders of Flora Growth Corp.

You are cordially invited to attend the 2023 Annual and Special Meeting of Shareholders (the “Annual Meeting”) of Flora Growth Corp., a corporation organized under the laws of the Province of Ontario (the “Company”), to be held on June 6, 2023, at 9:00 a.m. Eastern Time. The Annual Meeting will be held at the Company’s offices located 3406 SW 26th Terrace, Suite C-1, Fort Lauderdale, FL 33312.

The matters expected to be acted upon at the Annual Meeting are described in detail in the accompanying Notice of Annual Meeting of Shareholders and proxy statement.

We urge you to fill out and submit the enclosed proxy card today or follow the specific instructions on how to vote your shares by telephone or through the Internet.

You may cast your vote over the Internet, by telephone, or by completing and mailing a proxy card to ensure that your shares will be represented. Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend. Returning the proxy does not deprive you of your right to attend and vote your shares in person at the Annual Meeting.

Thank you for your continued investment in Flora Growth Corp.

/s/ Hussein Rakine
Hussein Rakine
Chief Executive Officer

May 10, 2023

Flora Growth Corp.

3406 SW 26th Terrace, Suite C-1, Fort Lauderdale, Florida 33312

NOTICE OF THE 2023 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the 2023 Annual and Special Meeting of Shareholders (including any adjournments or postponements thereof, the “Annual Meeting”) of Flora Growth Corp., a corporation organized under the laws of the Province of Ontario (the “Company” or “Flora”) is to be held on June 6, 2023, at 9:00 a.m. Eastern Time. The Annual Meeting will be held at the Company’s offices located 3406 SW 26th Terrace, Suite C-1, Fort Lauderdale, FL 33312.

We are holding the Annual Meeting for the following purposes, which are more fully described in the attached proxy statement (the “Proxy Statement”) accompanying this Notice:

(1)	Receive and consider the audited consolidated financial statements as at and for the fiscal year ended December 31, 2022, together with the report of the auditors thereon.

(2)

Consider, and if deemed advisable, elect as directors the eight nominees named in the Proxy Statement for a term of office expiring at the next annual meeting of Shareholders or until their respective successors are duly elected or appointed.

(3)

To consider, and if deemed advisable, re-appoint Davidson & Company LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2023 and authorize the directors to fix their remuneration.

(4)

To consider and, if deemed advisable, approve, with or without variation, a special resolution authorizing an amendment to the articles of the Company, as amended from time to time (the “Articles”), to consolidate the issued and outstanding common shares, no par value, of the Company (the “Common Shares”) on the basis of a consolidation ratio to be selected by the board of directors of the Company (the “Board of Directors”) within a range between 5 pre-consolidation shares for 1 post-consolidation share and 25 pre-consolidation shares for 1 post-consolidation share.

(5)

To consider and, if deemed advisable, approve, with or without variation, a special resolution authorizing an amendment to the Articles to create a new class of preferred shares, issuable in series, and to provide for the rights, privileges, restrictions and conditions attaching to the Common Shares and the preferred shares, as a class.

(6)

To consider and, if deemed advisable, approve, with or without variation, a special resolution authorizing the Board of Directors, in its sole discretion, to amend the Articles to change the name of the Company to “Just Brands Corp.” or to such other name as the Board of Directors, in its sole discretion, determines to be appropriate and which the Director under the Business Corporations Act (Ontario) may accept.

(7)	To consider and, if deemed advisable, approve, an amendment to the Company’s 2022 Incentive Compensation Plan to increase the number of shares issuable thereunder from 6 million to 19 million shares.

(8)	To consider any other business that is properly presented at the meeting and any adjournment or postponement thereof.

Only holders of our Common Shares at the close of business on April 25, 2023 are entitled to notice of and to attend and vote at the Annual Meeting and any adjournments thereof. Each of the voting matters set forth in Items 2-7 above are deemed to be a “Proposal” and collectively, the “Proposals.” The vote required to approve the resolutions to be presented is set forth in each proposal brought for shareholders’ approval in the accompanying Proxy Statement.

This Notice of the Annual Meeting, this Proxy Statement, including the form of proxy and our 2022 Annual Report (as defined in the proxy statement) are first being mailed to shareholders on or about May 16, 2023.

Your vote is very important. Shareholders may vote their shares (1) at the Annual Meeting, (2) by telephone, (3) through the Internet in advance, or (4) by completing and mailing a proxy card if you receive your proxy materials by mail. Specific instructions for voting by telephone at 1-800-690-6903 or through the Internet (including voting deadlines) are included in the Proxy Statement and in the proxy card. For specific instructions on how to vote your shares, please refer to the instructions in this Notice, in the section titled “INFORMATION ABOUT OUR ANNUAL MEETING” of the Proxy Statement or on the proxy card. Whether or not you expect to attend the Annual Meeting, please vote at your earliest convenience by following the instructions in the Proxy Statement or the proxy card you received in the mail.

By order of the Board of Directors,

/s/ Hussein Rakine
Hussein Rakine
Chief Executive Officer

Fort Lauderdale, Florida

May 10, 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 6, 2023. The Company’s Proxy Statement and Annual Report, provided to Shareholders on or about May 16, 2023 are available at proxyvote.com.

*	To be voted on at the meeting

i

Flora Growth Corp.

3406 SW 26th Terrace, Suite C-1, Fort Lauderdale, Florida 33312

PROXY STATEMENT

You are receiving this proxy statement (this “Proxy Statement”) because you owned common shares, no par value (“Common Shares”), of Flora Growth Corp., a corporation organized under the laws of the Province of Ontario, as of April 25, 2023 (the “Record Date”), which entitles you to vote those shares at our 2023 Annual and Special Meeting of shareholders (including any adjournments of or postponements thereof, the “Annual Meeting”). Our Board of Directors (the “Board”) is soliciting proxies from shareholders who wish to vote their shares at the Annual Meeting. By using a proxy, you can vote even if you do not attend the Annual Meeting. This Proxy Statement describes and provides information about the matters on which you are being asked to vote so that you can make an informed decision. Flora Growth Corp. is referred to in this document as Flora, we, us, our and the Company.

The Notice of Annual and Special Meeting (the “Notice”), this Proxy Statement, including the form of proxy and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Annual Report”) are first being mailed to shareholders on or about May 16, 2023. Shareholders should review the information contained in this Proxy Statement together with our 2022 Annual Report, which accompanies this Proxy Statement.

Our Internet website and the information contained therein or linked thereto are not incorporated by reference or otherwise made a part of this Proxy Statement.

INFORMATION ABOUT OUR ANNUAL MEETING

When and where is the Annual Meeting?

The Annual Meeting will be held on June 6, 2023, at 9:00 a.m. Eastern Time. The Annual Meeting will be held at the Company’s offices located 3406 SW 26th Terrace, Suite C-1, Fort Lauderdale, FL 33312.

Who may attend the Annual Meeting?

Shareholders of record as of April 25, 2023 (which we refer to as the Record Date), or their duly appointed proxies, and our invited guests are permitted to attend the Annual Meeting.

AS DETAILED FURTHER BELOW, REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY CARD either by striking out the names of the persons designated in the proxy card and by inserting the name of the person or company to be appointed in the space provided in the proxy card or by completing another proper form of proxy and, in either case, delivering the completed proxy card to Broadridge by mail using the enclosed return envelope to Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com or by calling (800) 690-6903.

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What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through an intermediary such as a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record (“Registered Shareholder”)

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are the shareholder of the Company of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares at the Annual Meeting. Shareholders of record will receive paper copies of the Notice and this Proxy Statement containing instructions on how to access and review proxy materials as well as directions on how to vote by proxy.

Beneficial Owner (“Non-registered Shareholder”)

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Annual Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card, or otherwise provided voting instructions, for you to use in directing how your shares are to be voted.

How can I attend and participate in the Annual Meeting?

To gain admittance, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your Common Shares and you plan to attend the Annual Meeting, you should bring a recent brokerage statement showing your ownership of the Common Shares as of the Record Date, a letter from the broker confirming such ownership, and a form of personal identification.

We will hold our question and answer session with management immediately following the conclusion of the business to be conducted at the Annual Meeting.

The Chairman of the meeting has broad authority to conduct the Annual Meeting in an orderly manner, including establishing rules of conduct. A replay of the Annual Meeting will be available on our website at https://www.floragrowth.com after the meeting.

What is the purpose of the Annual Meeting?

The Annual Meeting will be held for the following purposes:

1.	Receive and consider the audited consolidated financial statements as at and for the fiscal year ended December 31, 2022, together with the report of the auditors thereon.

2.

To consider, and if deemed advisable, elect as directors the eight nominees named in the Proxy Statement for a term of office expiring at the next annual meeting of Shareholders or until their respective successors are duly elected or appointed.

3.

To consider, and if deemed advisable, re-appoint Davidson & Company LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2023 and authorize the directors to fix their remuneration.

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4.

To consider and, if deemed advisable, approve, with or without variation, a special resolution authorizing an amendment to the articles of the Company (the “Articles”) to consolidate the issued and outstanding Common Shares on the basis of a consolidation ratio (the “Consolidation Ratio”) to be selected by the Board within a range between 5 pre-consolidation shares for 1 post-consolidation share and 25 pre-consolidation shares for 1 post-consolidation share (the “Share Consolidation Proposal”).

5.

To consider and, if deemed advisable, approve, with or without variation, a special resolution authorizing an amendment to the Articles to create a new class of Preferred Shares, issuable in series, and to provide for the rights, privileges, restrictions and conditions attaching to the Common Shares and the preferred shares, as a class (the “Preferred Shares Proposal”).

6.

To consider and, if deemed advisable, approve, with or without variation, a special resolution authorizing the Board of Directors, in its sole discretion, to amend the Articles to change the name of the Company to “Just Brands Corp.” or to such other name as the Board of Directors, in its sole discretion, determines to be appropriate and which the Director under the Business Corporations Act (Ontario) may accept (the “Name Change Proposal”).

7.

To consider and, if deemed advisable, approve, an amendment to the Company’s 2022 Incentive Compensation Plan (the “2022 Plan”) to increase the number of shares issuable thereunder from 6 million to 19 million shares (the “2022 Plan Amendment Proposal”).

8.	To vote on such other business, if any, as may properly come before the meeting and any adjournment or postponement thereof.

Can I vote at the Annual Meeting?

You may vote your shares electronically at the Annual Meeting by using the control number on your Notice, proxy card, or voting instruction form and following the instructions at www.proxyvote.com. If you have already voted previously by telephone or Internet, there is no need to vote again at the Annual Meeting unless you wish to revoke and change your vote.

A shareholder of the Company has the right to appoint a person or company (who need not be a shareholder) other than the persons whose names appear in such form of proxy, to attend and act for and on behalf of such shareholder at the Annual Meeting and any adjournment(s) or postponement(s) thereof. Such right may be exercised either by striking out the names of the persons specified in the form of proxy and inserting the name of the person or company to be appointed in the blank space provided in the form of proxy, or by completing another proper form of proxy and, in either case, delivering the completed and executed proxy to Broadridge, no later than 9:00 a.m. (Eastern Time) on June 2, 2023 or, if the Annual Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of Ontario) before the beginning of any adjournment(s) to the Annual Meeting.

The proxyholder does not need to be a shareholder of the Company, but the proxyholder does need to understand that the Registered Shareholder’s vote will not be counted unless the proxyholder attends the Annual Meeting and votes the Registered Shareholder’s shares.

If you are a Non-registered Shareholder and wish to appoint someone else as your proxyholder, including yourself, to participate in the Annual Meeting, including asking questions and voting, please follow the instructions in the voting instruction form or contact your intermediary for instructions.

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Can I vote by telephone or Internet?

For beneficial shareholders with shares registered in the name of a brokerage firm or bank, a number of brokerage firms and banks are participating in a program that offers telephone and Internet voting options. Shareholders should refer to the voting instruction form provided by their brokerage firm or bank for instructions on the voting methods they offer. Registered shareholders with shares registered directly in their names with Continental will also be able to vote by telephone and Internet. If your shares are held in an account at a brokerage firm or bank participating in this program or registered directly in your name with Continental you may vote those shares by calling the telephone number specified on your proxy card or accessing the Internet website address specified on your proxy card instead of completing and signing the proxy itself. Submitting a telephonic or Internet proxy will not affect your right to vote electronically at the Annual Meeting should you decide to attend the Annual Meeting. The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

The accompanying proxy card provides instructions on how to vote via the Internet or by telephone.

Who may vote?

The Board set April 25, 2023 as the Record Date for the Annual Meeting. Holders of Common Shares at the close of business on the Record Date are entitled to vote their shares at the Annual Meeting, and any further postponements or adjournments of the Annual Meeting.

There were 137,239,644 Common Shares issued and outstanding as of the Record Date, all of which are entitled to be voted at the Annual Meeting. See “—What are the voting rights of Flora shareholders?”

How can I access the proxy materials over the Internet?

The Notice and proxy card or voting instruction form included with the proxy materials will contain instructions on how to view the proxy materials on the Internet. Electronic copies of this Proxy Statement and the 2022 Annual Report are available at www.proxyvote.com.

How can I sign up for the electronic proxy delivery service?

The Notice and proxy card or voting instruction form included with the proxy materials will contain instructions on how to request electronic delivery of future proxy materials. Choosing to receive your future proxy materials by email will eliminate the cost of printing and mailing documents and will reduce the associated environmental impact. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

What are the voting rights of Flora shareholders?

Holders of our Common Shares are entitled to one (1) vote per share on each matter that is submitted to shareholders for approval.

How do I revoke my proxy and change my vote?

You may change your vote or revoke your proxy at any time before the vote at the Annual Meeting. You may change your vote prior to the Annual Meeting by executing a valid proxy card bearing a later date and delivering it to us at any time up to and including the last business day prior to the Annual Meeting at Flora Growth Corp. Attention: General Counsel, 3406 SW 26th Terrace, Suite C-1, Fort Lauderdale, Florida 33312 or to the Chairman of the Annual Meeting on the day of the Annual Meeting. Only your latest dated proxy we receive at or prior to the Annual Meeting will be counted. You may also revoke your proxy and change your vote at any time up to and including the last business day before the final vote at the Annual Meeting by voting again via the Internet or by telephone. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy. If you hold shares in street name and wish to change your vote, you must follow the directions provided by your brokerage or other financial intermediary.

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What are the voting recommendations of the Board?

The Board recommends that you vote:

●	FOR the election of each of the director nominees named in this Proxy Statement;

●	FOR re-appointment of Davidson & Company LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year;

●	FOR approval of the Share Consolidation Proposal;

●	FOR approval of the Preferred Shares Proposal;

●	FOR approval of the Name Change Proposal; and

●	FOR approval of the 2022 Plan Amendment Proposal.

What happens if I submit or return my proxy card without voting?

When you properly submit your proxy, the shares it represents will be voted at the Annual Meeting in accordance with your directions. Unless otherwise specified in the proxy, Common Shares represented by proxies will be voted:

●	FOR the election of each of the director nominees named in this Proxy Statement;

●	FOR re-appointment of Davidson & Company LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year;

●	FOR approval of the Share Consolidation Proposal;

●	FOR approval of the Preferred Shares Proposal;

●	FOR approval of the Name Change Proposal;

●	FOR approval of the 2022 Plan Amendment Proposal; and

●

In accordance with the recommendation of our Board of Directors “FOR” or “AGAINST” all other business as may properly be brought before the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

What constitutes a quorum?

The bylaws of the Company (the “Bylaws”) provide that at each meeting of shareholders, holders of not less than 35% of shares entitled to vote at a meeting of shareholders, present in person or represented by proxy, shall constitute a quorum.

How many votes are needed for the proposals to pass?

Election of Directors

Under our Bylaws, if a quorum is present, the director nominees will be elected if a majority of the votes cast at the Annual Meeting are cast “FOR” each director nominee.

Shareholders entitled to vote may vote in favor of all of the nominees or any individual nominee or withhold their votes as to all the nominees or any individual nominee.

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Re-Appointment of Davidson & Company LLP as our Independent Registered Public Accounting Firm

If a quorum is present, approval of the re-appointment of our independent registered public accounting firm requires that a majority of the votes cast at the Annual Meeting are cast “FOR” re-appointment.

Approval of the Amendment to the Articles to effect the Share Consolidation at the Consolidation Ratio

If a quorum is present, approval of the amendment to the Articles to effect the Share Consolidation requires that two-thirds (2/3) of the votes cast with respect to the Share Consolidation Proposal by the shareholders of the Company present at the Annual Meeting in person or by proxy are cast “FOR” approval.

Approval of the Preferred Shares Proposal

If a quorum is present, approval of the amendment to the Articles to effect the creation of the Preferred Shares and the provision of the rights, privileges, restrictions and conditions attaching to the Common Shares and the preferred shares, as a class, requires that two-thirds (2/3) of the votes cast with respect to the Preferred Shares Proposal by the shareholders of the Company present at the Annual Meeting in person or by proxy are cast “FOR” approval.

Approval of the Name Change Proposal

If a quorum is present, approval of the amendment to the Articles to effect the name change requires that two-thirds (2/3) of the votes cast with respect to the Name Change Proposal by the shareholders of the Company present at the Annual Meeting in person or by proxy are cast “FOR” approval.

Approval of the 2022 Plan Amendment Proposal

If a quorum is present, approval of the amendment to the 2022 Plan to increase the number of Common Shares issuable thereunder from 6 million to 19 million requires that a majority of the votes cast at the Annual Meeting with respect to the 2022 Plan Amendment Proposal are cast “FOR” approval.

What is the effect of abstentions?

Proxies received but marked “ABSTAIN” or “WITHHOLD” will be included in the calculation of the number of Common Shares considered to be present at the Annual Meeting for purposes of determining a quorum, but abstentions will not have an effect on the outcome of any proposal.

What are “broker non-votes” and what effect do they have on the proposals?

Broker non-votes occur when a broker, bank, or other nominee holds shares in “street name” for a beneficial owner and that nominee does not vote the shares because it (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares with respect to a particular proposal. Broker non-votes are counted for purposes of determining the existence of a quorum at the Annual Meeting, but they will have no effect on the outcome of any proposal on which we receive a broker non-vote.

A broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, which include the proposal to re-appointment Davidson & Company LLP as our independent public accounting firm for the 2023 fiscal year (Proposal No. 2) and the Share Consolidation Proposal (Proposal No. 3). On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters, which includes Proposal 1 and Proposals 4, 5 and 6 described in this Proxy Statement.

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If you hold your shares in street name, it is critical that you provide your broker, bank, or other nominee with instructions on how to cast your vote if you want it to count in the election of directors (Proposal No. 1), the Preferred Shares Proposal (Proposal No. 4), the Name Change Proposal (Proposal No. 5) and the 2022 Plan Amendment Proposal (Proposal No. 6) described in this Proxy Statement. If you hold your shares in street name, and you do not instruct your broker, bank, or other nominee how to vote, then it will not be voted for the election of directors.

If any other routine matters are properly brought before the Annual Meeting in addition to Proposals 2 and 3, then brokers holding shares in street name may vote those shares in their discretion for any such routine matters.

What is “householding” and how does it work?

The U.S. Securities and Exchange Commission (the “SEC”) rules permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering only one (1) copy of our annual report and this Proxy Statement or the Notice addressed to those shareholders, if consented to by the shareholders. This delivery method, called “householding,” reduces our printing and mailing costs and provides extra convenience for shareholders. Shareholders who participate in householding and who request to receive printed proxy materials will continue to receive separate proxy cards.

Once a shareholder has received notification from its broker that it will be “householding” communications to such shareholder’s address, “householding” will continue until such shareholder is notified otherwise or until such shareholder notifies its broker or us that it no longer wishes to participate in “householding.” A shareholder may revoke such shareholder’s consent by notifying its broker or delivering written notice of such revocation to the Company at Flora Growth Corp., Attention: General Counsel, 3406 SW 26th Terrace, Suite C-1, Fort Lauderdale, Florida 33312. Upon written or oral request of a shareholder at a shared address to which a single copy of this Proxy Statement and 2022 Annual Report or Notice was delivered, we will deliver promptly separate copies of these documents or do so in the future if requested.

How to Submit Shareholder Proposals for Next Year’s Annual Meeting

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our shareholders may present proper proposals for inclusion in our proxy statement and form of proxy and for consideration at the next annual meeting by submitting their proposals to us in a timely manner. Any shareholder of the Company who wishes to present a proposal for inclusion in the proxy statement and form of proxy for action at the 2024 annual meeting of shareholders (the “2024 Annual Meeting”) must comply with our Bylaws and the rules and regulations of the SEC, each as then in effect. Such proposals must be mailed to us at our offices at Flora Growth Corp., Attention: General Counsel, 3406 SW 26th Terrace, Suite C-1, Fort Lauderdale, Florida 33312. Under the rules of the SEC and the Business Corporations Act (Ontario) (the “OBCA”), any shareholder proposal intended to be presented at the 2024 Annual Meeting must be received no later than 60 days prior to the one-year anniversary of the Annual Meeting in order to be considered for inclusion in our proxy statement and form of proxy relating to such meeting. Pursuant to the OBCA and the rules of the SEC, a shareholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders. In order to be timely, we must receive notice of your intention to introduce a nomination or propose an item of business at our 2024 Annual Meeting between the close of business on December 31, 2023 and close of business on April 6, 2024. If we change the date of our 2024 Annual Meeting by more than thirty days before, or more than thirty days after, the one-year anniversary of the Annual Meeting, then the written notice of a shareholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, not later than the ninetieth day prior to our 2024 Annual Meeting or, if later, the tenth day following the day on which public announcement of the date of such meeting is first made. You are advised to review our Bylaws, the OBCA and the applicable securities laws, which contain additional requirements with respect to director nominees.

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If a shareholder notifies us of an intent to present a proposal at the 2024 Annual Meeting at any time after April 6, 2024 (and for any reason the proposal is voted on at that meeting), it may be considered untimely and our proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in our proxy materials. Under the rules of the SEC, in the event we change the date of our 2024 Annual Meeting by more than thirty days after the one-year anniversary of the Annual Meeting, the deadline for a shareholder to submit a proposal for the 2024 Annual Meeting is a reasonable time before we begin to print and send our proxy materials.

Who tabulates the votes?

Prior to the Annual Meeting, we will select an inspector of election for the meeting. Such inspector will determine the number of Common Shares represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

Who pays the cost of this proxy solicitation?

The Company is making this solicitation. We pay the cost of soliciting your proxy, and we reimburse brokerage firms and others for forwarding proxy materials to you. Our directors, officers and employees may participate in the solicitation of proxies without additional consideration. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees, and other institutional owners. Our costs for such services, if retained, will not be significant.

Will a list of shareholders entitled to vote at the Annual Meeting be available?

In accordance with the Company’s Bylaws, a list of shareholders entitled to vote at the Annual Meeting will be available at our executive office in Fort Lauderdale, Florida and will be accessible prior to the Annual Meeting between the hours of 9:00 a.m. and 5:00 p.m. The list of shareholders will also be available in person at the Annual Meeting.

Where can I find voting results of the Annual Meeting?

We will announce the results for the proposals voted upon at the Annual Meeting and publish final detailed voting results in a Form 8-K filed within four business days following the Annual Meeting.

What are the implications of the Company being an emerging growth company and a smaller reporting company?

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act. As an emerging growth company and a smaller reporting company, we provide in this Proxy Statement the scaled disclosure permitted under the JOBS Act and otherwise as applicable to smaller reporting companies. In addition, as an emerging growth company, we are not required to conduct votes seeking shareholder approval on an advisory basis of (1) the compensation of our “named executive officers” or the frequency with which such votes must be conducted or (2) compensation arrangements and understandings in connection with merger transactions, known as “golden parachute” arrangements.

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DIRECTORS & EXECUTIVE OFFICERS

Directors, Director Nominees & Executive Officers

The Articles provide our Board of Directors consists of a minimum of one and a maximum of ten directors. The number of directors to be elected at the Annual Meeting has been fixed at eight (8) and there are presently nine (9) directors of the Company, each of whose term of office expires at the Meeting. In connection with this Annual Meeting, the Board has reduced the size of the Board from nine to eight. All eight director nominees are to be elected at the Annual Meeting, each to hold office until the next annual meeting of shareholders or until his or her successor is duly elected or appointed. Each shareholder of record on April 25, 2023 is entitled to cast one vote for each of their Common Shares in favor of the election of each nominee, or to withhold from voting on any or all nominees. Although management does not anticipate that any nominee will be unable or unwilling to serve as a director, in the event of such an occurrence, proxies may be voted in the discretion of the persons named in the proxy for a substitute designated by the Board, unless the Board decides to reduce the number of directors constituting the Board. The election of each director requires the affirmative vote of the majority of votes present in person or represented by proxy at the Annual Meeting. Shareholders will vote for the election of each individual director separately.

The names of our current directors, director nominees, and executive officers and their respective ages, positions, biographies and, in the case of director nominees, their qualifications to serve as directors, are set forth below.

Name and Place of Residence	Position	Age
Executive Officers:
Hussein Rakine Florida, United States	Chief Executive Officer and Director(1)	27
Clifford Starke Panama	President and Director(1)	39
Elshad Garayev Illinois, United States	Chief Financial Officer	52
Matthew Cohen Florida, United States	General Counsel	57
Jason Warnock Alberta, Canada	Chief Commercial Officer	50
Jessie Casner California, United States	Chief Marketing Officer	35
Dany Vaiman Ontario, Canada	Senior VP Finance	37

Non-Employee Directors:
John Timothy Leslie Washington, United States	Director(1)	55
Dr. Beverley Richardson British Columbia, Canada	Director(1)	62
Juan Carlos Gomez Roa Colombia	Director(1)	59
Dr. Annabelle Manalo-Morgan Texas, United States	Director	38
Marc Mastronardi New York, United States	Director	45
Edward Woo British Columbia, Canada	Director(1)	44
Brandon Konigsberg New York, United States	Director	52
Kevin Taylor Florida, United States	Director Nominee(1)	54
Thomas Solomon Switzerland	Director Nominee(1)	36

(1)	Each nominee for director has been reviewed and recommended for nomination by our Nominating and Corporate Governance Committee and has consented to serve as a director if elected.

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Non-Director Executive Officers

Elshad Garayev, Chief Financial Officer:  Mr. Garayev has served as the Company’s Chief Financial Officer since July 2022. Mr. Garayev has over 25 years of experience in financial matters and has held leadership roles in a variety of companies operating in diverse industries. Prior to joining the Company, he served as Principal NAC (North America Consumer) ACES Finance at Amazon since January 2022, where he led operational initiatives aimed at enhancing controllership and improving vendor management processes. From 2015 through December 2022, Mr. Garayev served as the CFO of RPK Capital, an aviation focused investment firm. From 2006 through 2015, he served in a number of roles for the Boeing Company, including as CFO of its Boeing Saudi Arabia (f/f/a Boeing International Support Systems) subsidiary from 2010 through June 2015. Mr. Garayev is a Certified Public Accountant and earned a degree in Mathematics (with honors) from Baku State University in Azerbaijan in 1993 and his MBA in Finance (with honors) from the University of Houston in 2002.

Matthew Cohen, General Counsel:  Mr. Cohen joined Flora in August 2021 as our VP of Legal and was appointed as our General Counsel in March 2022. He is a corporate and securities lawyer with 30 years’ experience representing both public and private companies throughout all phases of their corporate life cycle.  From October 2018 to January 2020, Mr. Cohen served as General Counsel, and from March 2018 to October 2018 he served as Corporate Counsel to Playa Hotels & Resorts, NV (Nasdaq: PLYA), the owner and operator of all-inclusive hotels throughout Mexico and the Caribbean. Between August 2014 and August 2017, he served as General Counsel for companies engaged in the healthcare, technology and energy industries. From 2001 through 2014, Mr. Cohen served as a Partner/Shareholder in the following law firms: Buchanan Ingersoll & Rooney PC., (2012 to 2014), Thompson & Knight LLP (2008 to 2012) and Eaton & Van Winkle, LLP (2001 to 2008). Mr. Cohen graduated from Emory University with a Bachelor of Arts in Biology and earned his Juris Doctor from Brooklyn Law School.

Jason Warnock, Chief Commercial Officer:  Mr. Warnock joined Flora in June 2021 as our Chief Revenue Officer and was appointed our Chief Commercial Officer in March 2022.  He is an accomplished global sales leader and executive, bringing more than 20 years of experience driving revenue growth and go-to-market strategy for high-profile, Fortune 500 brands. Mr. Warnock has spent the last 15 years in the cannabis, competitive advertising, communications, and emerging technology fields where his work focused on building companies and brands from the ground up, working on strategic mergers and acquisitions, and creating sustainable, resonant financing and marketing campaigns. Prior to joining Flora, From March 2017 to September 2019, Mr. Warnock served as the Chief Executive Officer of TheraCann International Benchmark Corporation, a global logistics, technology and cannabis management software company. From June 2007 to December 2016, he served as the Chief Executive Officer of Post+Beam, an international communications, innovation and marketing firm. Mr. Warnock has been a leader in sustainable practices and design from his earlier work as a Director with the architectural division of Hunter Douglas (January 2002 – June 2007) where he also chaired the Education and Events committee, Special Programs working group and Education Steering committee for the United States Green Building Council (USGBC).

Jessie Casner, Chief Marketing Officer:  Ms. Casner joined the Company in November 2021 following our acquisition of VBI, where she led marketing and sales from September 2019 until the acquisition.  Ms. Casner was appointed our Chief Marketing Officer in March 2022 and brings over a decade of proven experience in omnichannel marketing and storytelling. Prior to VBI, Ms. Casner operated her own marketing agency which developed and executed bespoke go-to-market plans and built over 300 marketing strategies for businesses in diverse sectors.  As an early team member of The Active Network during its rapid growth phase (pre-IPO and acquisition), MOGL (now Figg, during series A + B funding), 2XU, and Total Gym, Ms. Casner brings a strong knowledge and background in the CPG, wellness and tech industries.

Dany Vaiman, Senior VP Finance: Mr. Vaiman has served as the Company’s Senior VP Finance since December 2022. From February 2022 through the closing of the Company’s arrangement with Franchise Global Health Inc. (“Franchise”) on December 23, 2022 (the “Arrangement”), he served as the Chief Financial Officer of Franchise. Prior to that, Mr. Vaiman served as Corporate Controller (from July 2018 to July 2021) and as Assistant Controller (from June 2016 to June 2018) of Torex Gold Resources Inc.- a leading intermediate gold producer listed on the TSX. For seven years, Mr. Vaiman was with Ernst & Young’s Toronto Audit Group, specializing in publicly listed TSX and SEC clients. Mr. Vaiman is a Chartered Professional Accountant (CPA) and Chartered Accountant (CA) in Ontario, a Certified Public Accountant (CPA) in Illinois, and holds a Bachelor of Business Administration (Honours) from the Schulich School of Business.

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Director Nominees

Hussein Rakine, Chief Executive Officer and Director: Dr. Rakine was appointed Chief Executive Officer and as a Director in April 2023.  Prior to his appointment, Dr. Rakine led JustCBD’s operations for the Company since its acquisition by the Company in February 2022. Mr. Rakine founded JustCBD in 2017 and was its Chief Executive Officer until the acquisition.  Dr. Rakine also previously founded various companies in the cannabis industry in the South Florida region, including a distribution business and retail business. Dr. Rakine is a founding member of the Florida Hemp Council, a member of the Young Presidents Organization (YPO) and was awarded the Forbes 30 under 30 class of 2022. Dr. Rakine received his BA and MBA from Nova Southeastern University, and received his Doctorates in Strategic Leadership from Liberty University. Dr. Rakine’s qualifications to serve on our Board include his immense understanding of the Company’s business as well as his substantial understanding and experience of the cannabis industry.

Clifford Starke, President and Director: Mr. Starke was appointed as President and a Director in December 2022. Prior to his appointment, from February 2022 through the closing of the Company’s acquisition of the business, Mr. Starke served as the Executive Chairman and Chief Executive Officer of Franchise Global Health Inc. Since May 2018, Mr. Starke has served as the Chairman of Hampstead Private Capital Ltd., a Bermuda based merchant bank investing in small to mid-cap, high growth companies in various sectors and primarily focused in the medical cannabis industry. Mr. Starke has over 15 years of investing and public markets experience and, over the last seven years, has acted as a financier, investor and operator of cannabis companies. Mr. Starke holds a Bachelor of Arts degree in History from Queen’s University. Mr. Starke’s qualifications to serve on our Board include his M&A, public market investment and capital raising experience and knowledge of the cannabis industry.

John Timothy (Tim) Leslie, Director:  Mr. Leslie joined our Board of Directors in March 2022. He currently serves as an Executive in Residence at Beloit College as well as an independent management consultant to large technology and retail firms in Latin America and Europe. Previously, Mr. Leslie served as Chief Executive Officer of Leafly Inc., a cannabis information resource and technology company, from February 2019 to September 2020. Mr. Leslie also served as Leafly’s Chairman of the Board from February 2019 to August 2019. Prior to his time at Leafly, Mr. Leslie held various roles at Amazon.com for over 20 years, most recently as Vice President, Prime Video International from August 2013 to January 2019.  Mr. Leslie also currently serves on the Board of Directors of Endocanna Health, Inc., a cannabis health care company, and New Frontier Data, a cannabis business intelligence company.  Mr. Leslie received a Bachelor of Arts in Economics from Beloit College in 1989 and a Juris Doctor from Yale Law School in 1992. Mr. Leslie’s qualifications to serve on our Board include his broad knowledge of the cannabis industry and his experience serving on other board of directors.

Dr. Beverley Richardson, Director:  Dr. Richardson joined our Board of Directors in March 2021 and is a renowned psychotherapeutic practitioner whose collaborative efforts and clinical influence are reflected in some of the most compelling and effective addiction and behavioral health programs in North America, which include: Sierra Tucson (Arizona), the Meadows (Arizona) and Betty Ford Center (California).  She has a Doctorate Degree in Psychology and is a B.C. Registered Clinical Counselor, Internationally Certified Eating Disorders Specialist, and EMDR Level II Trauma Therapist. Dr. Richardson has integrated her extensive experience in health and wellness with her entrepreneurial spirit to form her nutraceutical and bioscience research and development enterprises. From each of September 2020, March 2013, and October 2009 to the date hereof, Dr. Richardson respectively served as: (i) the Vice President of International Business at Phytorigins Botanicals Ltd., a Canadian biotech company, (ii) the Vice President of Science (Research and Development) at Phytology Nutraceuticals Ltd., a Canadian company focused on the manufacturing and sales of plant based medicines and psychoactive therapeutics, (iii) the managing director of Peyto Enterprises Ltd., a British Columbia company that Dr. Richardson founded operating in the lifestyle industry, and (iv) the managing director of Legacies Advisory Group Inc., a British Columbia consultant agency that Dr. Richardson founded which provides expertise in the planning, development and execution of addiction, behavioral health and wellness programs. Dr. Richardson obtained her Bachelor of Science from the University of Toronto, Master of Science from the University of Pennsylvania, and Doctor of Psychology from California Southern University, graduating magna cum laude. Ms. Richardson’s qualifications to serve on our Board include her broad medical background, including her experience in plant based medicine and lifestyle industries.

Juan Carlos Gomez Roa, Director:  Mr. Gomez joined our Board of Directors in March 2021 and has more than 20 years of experience working in Latin America in the gaming and entertainment industry.  Mr. Gomez has been the Chief Executive Officer of Winner Group CIRSA since January 2000 and participated in the acquisition of Winner Group CIRSA by the Blackstone Group in April 2018. He earned his Bachelor’s Degree in Psychology from St. Thomas University in Colombia. Mr. Gomez is a director of several private companies in Colombia.  Mr. Gomez’ qualifications to serve on our Board include his vast knowledge of the Colombian business landscape and regulatory regime.

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Edward Woo, Director: Mr. Woo joined our Board of Directors in December 2022. From August 2021 through the closing of the Arrangement, he served as the President and Chief Operating Officer of Franchise. Mr. Woo is a seasoned business executive with extensive experience in the consumer-packaged goods industry. Over the past 20 years, Mr. Woo focused his efforts on the tobacco industry in the areas of sales, trade marketing, business strategy, political mobilization and government affairs. As a former executive at Rothmans Benson & Hedges Inc. and Philip Morris International, Mr. Woo held several leadership roles which included serving as Head of Regulatory & External Affairs at the Global Headquarters in Lausanne, Switzerland (2016 through 2021) and as Regional Communications Director Latin America and Canada (from 2013 through 2016). Mr. Woo has extensive global experience and strong ties to the European markets and worked closely with over 30 markets in Europe, Middle East, Asia and Latin America on the rollout of Philip Morris’ revolutionary IQOS product, with a particular focus on execution, supply chain, regulation and stakeholder engagement. Mr. Woo holds a BA in Economics from the University of Western Ontario. Mr. Woo’s qualifications to serve on our Board include his extensive experience in the consumer-packaged goods industry, his regulatory knowledge and experience and his ties to the European markets.

Kevin Taylor, Director Nominee: Mr. Taylor is a nominee to serve on our Board of Directors.  Mr. Taylor is a distinguished executive with over 30 years of experience in various senior leadership positions.  Since June 2014, he has served as the President and CEO of Terei International Limited, a company providing merchant banking services in the small to midcap markets. Since April 2022, Mr. Taylor has served as Chairman and CEO of House of Lithium, a Canadian private equity firm, and from April 2022 until March 2023, he served as CEO and Chairman of SOL Global Investments Corp., a Canadian private equity firm.  Since March 2022, Mr. Taylor has served as the Chairman of NetraMark Holdings Inc., a Canadian publicly traded AI health technology company trading under the symbol “AIAI.”  Previously, Mr. Taylor served as Vice President and General Manager for Nortel Networks Carrier business in the Caribbean and Latin America, where he played a critical role in the expansion of the company's telecommunications infrastructure and service offerings throughout the region.  Mr. Taylor completed the Harvard Business School TGMP program, a program designed for experienced executives seeking to enhance their leadership skills. Additionally, he holds a Bachelor of Engineering - Science from the University of Western Ontario.  Mr. Taylor’s qualifications to serve on our board include his extensive investment and private equity experience and prior board memberships.

Thomas Solomon, Director Nominee: Mr. Solomon is a nominee to serve on our Board of Directors.  Mr. Solomon brings over a decade of capital markets experience, with a strong background in natural resources and the cannabis industry. Since February 2018, Mr. Solomon has served as a Portfolio Manager at Pala Investments, a Swiss-based investment firm, where he manages the equity portfolio within the Liquid Investment Strategy. This absolute return fund invests globally across natural resources and related industries through equities and derivatives. Prior to joining Pala, from January 2011 through February 2018, Mr. Solomon worked as an investment analyst in the Natural Resources team at Investec Asset Management in London. He provided fundamental equity research across the Metals & Mining and Agricultural sectors, and was responsible for investments in several strategies, including the highly-rated Global Gold Fund. Mr. Solomon earned both his Bachelor of Commerce – Finance & Accounting and his Bachelor of Laws degrees, from the University of Sydney.  Mr. Solomon’s qualifications to serve on our Board include his strong capital markets and financial structuring experience.

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Existing Directors not Standing for Re-Election

Dr. Annabelle Manalo-Morgan, Director:  Dr. Manalo-Morgan joined our Board of Directors in June 2021 and is a scientist, educator, author, mother of five, and a respected key opinion leader. She is a cell and developmental biologist from Vanderbilt University in Nashville, Tennessee, with a background in neuroscience from Georgetown University. She earned her PhD in Cell and Developmental Biology with a focus in Cardio-Oncology and has since become a philanthropist and entrepreneur focused on pharmaceutical innovation and clinical trial research in medical cannabis. Currently, Dr. Manalo-Morgan has been the founder and Chief Scientific Officer at Masaya Medical, Inc. since 2019 and has served as the lead scientist at Medolife Rx since 2018. Dr. Manalo-Morgan’s term as a director will expire upon the conclusion of the Annual Meeting.

Brandon Konigsberg, Director: Mr. Konigsberg joined our Board of Directors in July 2022. Mr. Konigsberg is a seasoned finance leader and a former executive of JPMorgan Chase. From 1996 through 2020, Mr. Konigsberg held leadership roles in Finance and Treasury and served as a CFO and COO for various growing and turnaround business units at JPMC. He also managed the company’s global balance sheet, liquidity and interest rate risks. After 24-years at JPMC, Mr. Konigsberg retired to focus on consulting, advisory and entrepreneurial ventures. He is currently the President and CFO of TradeUp, an educational finance company which he joined as a consultant in 2021. Since 2019, Mr. Konigsberg has served as a Director and member of the Audit Committee of GTJ REIT, Inc., a public industrial REIT. Since November 2021, he has also served as a Director, Chair of the Compensation Committee and member of the Audit Committee of Chicago Atlantic Real Estate Finance, Inc., a specialty mortgage REIT.  Mr. Konigsberg’s term as a director will expire upon the conclusion of the Annual Meeting.

Marc Mastronardi, Director:  Mr. Mastronardi joined our Board of Directors in May 2021. He has been the Chief Stores Officer of Macy’s Inc. (NYSE: M) since February 2020. Prior to his current role, Mr. Mastronardi held multiple roles at Macy’s since June 1997, including Macy’s Senior Vice President of Store Operations and Customer Experience, where he was responsible for enterprise-wide store operations, sales and customer service. Mr. Mastronardi has also led multiple functions within the organization responsible for the creation and expansion of new business concepts, leased partnerships and diverse, owner-led businesses. He currently serves on the board of Delivering Good, NYC, the executive committee of the Fashion Scholarship Fund, and is the executive sponsor of the Macy’s Working Families Employee Resource Group.  Mr. Mastronardi is a graduate of Boston College where he earned a Bachelor’s of Science in Finance and Accounting.  Mr. Mastronardi’s term as a director will expire upon the conclusion of the Annual Meeting.

Family Relationships

There are no family relationships between any of our officers, directors or director nominees.

Involvement in Certain Legal Proceedings

Corporate Cease Trade Orders

To the knowledge of the Company, no proposed director of the Company is, as at the date of the Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that,

(a)	was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)

was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

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Bankruptcy and Insolvency

To the knowledge of the Company, no proposed director of the Company:

(a)

is, as at the date of this Proxy Statement, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)

has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Penalties and Sanctions

To the knowledge of the Company, no proposed director of the Company has been subject to:

(a)

any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

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CORPORATE GOVERNANCE

Overall Role of the Board

Our Common Shares are listed on the Nasdaq Capital Market under the symbol “FLGC.” Pursuant to our Bylaws and applicable Canadian law, our business and affairs are managed under the direction of our Board. Directors are kept informed of the Company’s business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Board Leadership Structure

The Company is led by Mr. Rakine, who has served as Chief Executive Officer since April 2023. The Board currently has not appointed a new Chairman of the Board.

Although the Board does not have a formal policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separated, we believe that our current Board leadership structure is suitable for us. The Chief Executive Officer is the individual selected by the Board to manage our Company on a day to day basis, and his direct involvement in our business operations makes him best positioned to lead productive Board strategic planning sessions and determine the time allocated to each agenda item in discussions of our Company’s short- and long-term objectives. The Company has not developed a written position description for the Chairman of the Board, the Chief Executive Officer or the chair of any board committee. The Company has not adopted a specific maximum term limit for its Directors as it feels the shareholders of the Company should have the power to elect directors who they feel are appropriate regardless of how long such directors have served on the Board.

Risk Oversight.  One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also has the responsibility to review with management the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements, and review the adequacy and effectiveness of our internal controls over financial reporting. Our Nominating and Corporate Governance Committee is responsible for periodically evaluating our company’s corporate governance policies and systems.

Diversity and Inclusion. Although we do not have a formal diversity policy, the Nominating and Corporate Governance Committee, in accordance with its policies and procedures for director candidates, seeks to identify candidates who will enhance the Board’s overall diversity. Our Board Diversity Matrix as of March 31, 2023 is available at: www.floragrowth.com under Governance.

Policies Regarding the Representation of Women. The Nominating and Corporate Governance Committee currently does not consider the level of representation of women on the Board or in executive officer positions in identifying and nominating candidates for election or re-election to the Board or as executive officers of the Company. However, informally, in identifying and selecting director or executive officer nominees, the Company values diversity, including, without limitation, diversity of experience, perspective, education, race, gender and national origin, as one among the many factors taken into consideration during the search process. The Company also considers, among other things, the qualifications, personal qualities, business background and relevant experience of individual candidates as well as the overall composition of the Board or executive officers with a view to identifying and selecting the most ideal and complementary candidates. The Nominating and Corporate Governance Committee and the Board intend to consider on an ongoing basis whether the Company should adopt specific policies and practices regarding the representation of women on the Board and in executive officer positions, including the setting of targets for such representation.

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Currently there are two women directors, Dr. Annabelle Manalo-Morgan and Dr. Beverley Richardson, representing approximately 22% of the Board, and one woman executive, Jessie Casner, Chief Marketing Officer, representing approximately 14% of the total number of executives of the Company.

Director Independence. Our Board undertook a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our Board has determined that the Board meets independence standards under the applicable rules and regulations of the SEC, the listing standards of Nasdaq and National Instrument 52-110 – Audit Committees (“NI 52-110”). The Board of Directors has affirmatively determined that the following Directors and Director Nominees are “independent” as defined in the listing standards of Nasdaq and under National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”): John Timothy Leslie, Dr. Beverley Richardson, Juan Carlos Gomez Roa, Marc Mastronardi, Edward Woo, Brandon Konigsberg, Kevin Taylor and Tom Solomon. The Board of Directors has also determined that Hussein Rakine, Annabelle Manalo-Morgan and Clifford Starke are not “independent” as defined in the listing standards of Nasdaq and under NI 52-110. In making these determinations, our Board considered the current and prior relationships that each director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our Common Shares by each director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.” While our Board has not appointed a lead Director, the breadth and depth of experience of the independent Directors as a whole provides the Board with important leadership qualities. All Directors, including independent Directors, are invited to openly provide their thoughts and opinions. The Board does not take any specific steps to provide leadership for its independent Directors.

Code of Ethics. Our Board has adopted a Code of Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Code of Conduct and Ethics is available on our website. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of certain provisions as they relate to our directors and executive officers, at the same location on our website or in our public filings. The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement. The Board monitors compliance with the Code of Conduct and Ethics by requiring all action prohibited by the Code of Conduct and Ethics to be reported to the Audit Committee, if involving a director or officer, and to the Chief Compliance Officer, if involving anyone else.

Orientation and Continuing Education. The Nominating and Corporate Governance Committee is responsible for the onboarding of new directors and the continuing education of existing directors. Pursuant to its charter, the Nominating and Corporate Governance Committee develops and annually reviews orientation and education programs for new directors and provides ongoing education for all directors. Upon joining the Board, each director is provided with an orientation package regarding the role of the Board, its committees and its directors, and the nature and operation of the Company’s current and past business. They are also provided with a copy of the Code of Ethics, the Audit Committee Charter and the Nominating and Corporate Governance Charter. The Board encourages directors to participate in continuing education opportunities in order to ensure that the directors maintain or enhance their skills and abilities as directors, and maintain a current and thorough understanding of the Company’s business.

Board Meetings. The Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. Independent directors meet at regularly scheduled executive sessions without management present. All of our directors are encouraged to attend our Annual Meeting.

The following table sets forth the number of Board and committee meetings held and attendance by Directors for the fiscal year 2022. As provided below, except for Mr. Gomez Roa, each director attended at least 75 percent of the aggregate of the total number of Board meetings and the total number of meetings held by all committees of the Board on which he or she served during 2022.

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Attendance of Directors (in person or by telephone)

Director	Board Meetings Attended	Audit Committee Meetings Attended	Compensation Committee Meetings Attended	Nominating and Corporate Governance Committee Meetings Attended
Luis Merchan(1)	13 of 13	N/A	N/A	N/A
Clifford Starke(2)	N/A	N/A	N/A	N/A
John Timothy Leslie	9 of 9	6 of 6	N/A	2 of 2
Dr. Beverley Richardson	12 of 13	N/A	11 of 11	N/A
Juan Carlos Gomez Roa	11 of 13	3 of 6	N/A	1 of 3
Dr. Annabelle Manalo-Morgan	12 of 13	N/A	N/A	1 of 1
Marc Mastronardi	12 of 13	N/A	6 of 6	3 of 3
Edward Woo(2)	N/A	N/A	N/A	N/A
Brandon Konigsberg(3)	6 of 6	2 of 2	3 of 3	N/A

(1)	Luis Merchan served as a Director during the fiscal year 2022. However, he resigned as a Director, effective April 12, 2023.

(2)	Mr. Starke and Mr. Woo each joined the Board as Directors on December 23, 2022. There were no Board or committee meetings in 2022 after their respective appointments.

(3)	Mr. Konigsberg joined the Board in July 2022.

Board Committees.

Our Board has three standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee. Each of the committees reports to the Board as it deems appropriate and as the Board may request. The composition, duties and responsibilities of these committees are set forth below. In the future, our Board may establish other committees, as it deems appropriate, to assist it with its responsibilities.

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The table below provides current committee membership information:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
John Timothy Leslie	☒		☒
Juan Carlos Gomez Roa	☒
Dr. Beverley Richardson		Chair
Marc Mastronardi		☒	Chair
Brandon Konigsberg	Chair	☒
Edward Woo			☒

Committee Meetings. During 2022, our Audit Committee held six meetings; our Compensation Committee held 11 meetings; and our Nominating and Corporate Governance Committee held three meeting.

Audit Committee.  We have a standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is responsible for, among other things:

●	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

●	discussing with our independent registered public accounting firm their independence from management;

●	reviewing, with our independent registered public accounting firm, the scope and results of their audit;

●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm any financial statements that we file with the SEC;

●	overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

●	reviewing our policies on risk assessment and risk management;

●	reviewing related person transactions; and

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

The Audit Committee is composed of Messrs. Tim Leslie, Brandon Konigsberg and Juan Carlos Gomez Roa, with Mr. Konigsberg serving as chair.  Assuming all the directors included in Proposal 1 are elected, the Audit Committee is expected to be composed of Messrs. Tim Leslie, Thomas Solomon and Kevin Taylor, with Mr. Taylor serving as interim chair. Mr. Konigsberg and Mr. Solomon each qualify as an “audit committee financial expert” as such term has been defined in Item 407(d)(5) of Regulation S-K. All Audit Committee members, as well new expected members, are “financially literate” as defined in NI 110. Our Board of Directors has affirmatively determined that Messrs. Leslie, Solomon, Konigsberg, Woo and Gomez each meet the definition of “independent director” for purposes of serving on the Audit Committee under the Nasdaq rules, the independence standards under Rule 10A-3 of the Exchange Act and under NI 52-110. Both our independent registered public accounting firm and management personnel periodically meet privately with our Audit Committee.

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Our Board has adopted a written charter for the Audit Committee, which is attached as Exhibit “A” to this Proxy Statement and is available on our website at: www.floragrowth.com under Governance. The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.

The Report of the Audit Committee, which is set forth in this Proxy Statement, further describes the Audit Committee’s responsibilities and its recommendation with respect to our audited consolidated financial statements for the year ended December 31, 2022.

Compensation Committee. Our Compensation Committee is responsible for, among other things:

●	reviewing and approving the corporate goals and objectives, evaluating the performance and reviewing and approving the compensation of our executive officers;

●	reviewing and approving or making recommendations to our Board of Directors regarding our incentive compensation and equity-based plans, policies and programs;

●	reviewing and approving all employment agreement and severance arrangements for our executive officers;

●	making recommendations to our Board of Directors regarding the compensation of our directors; and

●	retaining and overseeing any compensation consultants.

The Compensation Committee is composed of Dr. Beverley Richardson, Brandon Konigsberg and Marc Mastronardi, with Dr. Richardson serving as chair. Assuming all the directors included in Proposal 1 are elected, the Compensation Committee is expected to be composed Dr. Beverly Richardson, Edward Woo and Juan Carlos Gomez Roa, with Mr. Woo serving as chair.  Our Board of Directors has affirmatively determined that Dr. Richardson and Messrs. Konigsberg, Mastronardi, Woo and Gomez Roa each meet the definition of “independent director” for purposes of serving on the Compensation Committee under the Nasdaq rules, the independence standards under Rule 10A-3 of the Exchange Act and under NI 58-101. Each member of our Compensation Committee is a non-employee director (within the meaning of Rule 16b-3 under the Exchange Act).

The Compensation Committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members, when the Compensation Committee deems it appropriate to do so in order to carry out its responsibilities. In carrying out its responsibilities, the Compensation Committee shall be entitled to rely upon the advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the Compensation Committee may consult.

The Board is of the view that the members of the Compensation Committee collectively have the knowledge, skills, experience and background to make decisions on the suitability of the Company’s compensation policies and practices. A description of such skills and experience for the committee members is set out in this Proxy Statement under the heading “Directors, Director Nominees & Executive Officers.”

Our Board has adopted a written charter for the Compensation Committee, which is available on our website at: www.floragrowth.com under Governance.  The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.

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Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible for, among other things:

●	identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors;

●	overseeing succession planning for our executive officers;

●	periodically reviewing our Board of Directors’ leadership structure and recommending any proposed changes to our Board of Directors;

●	overseeing an annual evaluation of the effectiveness of our Board of Directors and its committees, including distributing annual written self and Board-assessments; and

●	developing and recommending to our Board of Directors a set of corporate governance guidelines.

The Nominating and Corporate Governance Committee is composed of Mr. Leslie, Mr. Woo and Mr. Mastronardi, with Mr. Mastronardi serving as chair. Assuming all the directors included in Proposal 1 are elected, the Nominating and Corporate Governance Committee is expected to be composed Dr. Richardson, Mr. Woo and Mr. Leslie, with Mr. Leslie serving as chair.  Our Board of Directors has affirmatively determined that Dr. Richardson and Messrs. Mastronardi, Woo and Leslie each meet the definition of “independent director” for purposes of serving on the Nominating and Corporate Governance Committee under the Nasdaq rules, the independence standards under Rule 10A-3 of the Exchange Act and under NI 58-101.

Our Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our website at: www.floragrowth.com under Governance. The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.

Director Nominations. The Nominating and Corporate Governance Committee may solicit recommendations for the Board from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source it deems appropriate, including shareholders. The Committee will evaluate all such proposed director candidates in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate. In identifying and evaluating proposed director candidates, the Nominating and Corporate Governance Committee considers, in addition to the minimum qualifications and other criteria for Board membership, all facts and circumstances that it deems appropriate or advisable, including, among other things:

1.	The skills of the proposed director candidate.

2.	His or her depth and breadth of business experience.

3.

Whether the nominee would help achieve a mix that represents a diversity of background and experience, inclusive of gender, race, ethnicity, age, gender identity, gender expression, persons with disabilities and sexual orientation or other background characteristics.

4.	His or her independence.

5.	The needs of the Board.

The Nominating and Corporate Governance Committee will consider candidates recommended by the Company’s shareholders who are eligible to serve as directors in accordance with the Company’s Bylaws and the OBCA.

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Although we have not adopted a formal policy regarding the consideration of Board candidates recommended by our shareholders, the Board believes that the procedures set forth in our Bylaws are currently sufficient and that the establishment of a formal policy is not necessary. Without limiting the requirements contained in our Bylaws, the recommendation must set forth (i) as to each person whom the shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class and number of shares of capital stock of the Company that are owned beneficially or of record by the person, (D) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) and (E) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the shareholder giving the notice (A) the name and record address of such shareholder as they appear on the Company’s books, (B) the class and number of shares of capital stock of the Company that are owned beneficially and of record by such shareholder and the beneficial owner, if any, on whose behalf the nomination is made and (C) any material interest of the shareholder in such nomination. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

While we do not have a formal diversity policy with respect to Board composition, the Board believes it is important for the Board to have diversity of knowledge base, professional experience and skills, and the Corporate Governance and Nominating Committee takes these qualities into account when considering director nominees for recommendation to the Board.  We believe diversity of perspectives and experience enhances our effectiveness. Given our commitment to diversity and related considerations in our appointment, hiring, and promotion practices, we have not adopted a formal diversity policy or specific diversity targets for determining Board membership or executive appointments. However, the Board remains committed to monitoring best practices and corporate governance developments in this area.

Director Election – Majority Vote. The election of each director requires the affirmative vote of the majority of votes present in person or represented by proxy at the Annual Meeting. Shareholders will vote for the election of each individual director separately. “Withhold” votes and broker-non votes will have no effect on the election of the director nominees.

Communications with the Company and the Board. All interested parties, including shareholders, may communicate with the Company or our Board by letter addressed to Flora Growth Corp. Attention: General Counsel, 3406 SW 26th Terrace, Suite C-1, Fort Lauderdale, Florida 33312.

Certain Relationships and Related Party Transactions

Except as set forth below, since January 1, 2021, there has not been nor are there currently proposed any transactions or series of similar transactions to which we were or are to be a party in which the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of our total assets at year-end for the last two completed fiscal years and in which any director, executive officer, holder of more than 5% of the Common Shares or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Transactions with Related Parties

In connection with the Arrangement, on October 21, 2022, the Company entered into a voting support agreement (the “Voting Support Agreement”) with Clifford Starke pursuant to which the Company agreed to increase the size of the Board and appoint two nominees specified in writing by Mr. Starke who are qualified pursuant to the OBCA and who consented in writing to act as directors of the Company (the “Starke Nominees”), subject to the terms and conditions of the Voting Support Agreement. Upon appointment, the Company agreed that the Starke Nominees would comprise not less than 2/9ths of the total size of the Board, and the Company agreed to nominate the Starke Nominees for election as directors of the Flora Board at the Annual Meeting (and that such Starke Nominees were to comprise not less than 2/7 ths of the total number of directors nominated by management of the Company for election to the Board at the Annual Meeting) and the Company is to use commercially reasonable efforts (subject to fiduciary obligations) to ensure that the Starke Nominees are elected as directors.  On December 23, 2022, Mr. Starke was appointed as President and a director of the Company, along with Edward Woo as the second Stark Nominee. Both Mr. Starke and Mr. Woo are standing for re-election at the Annual Meeting.

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On December 16, 2020, the Company entered into amended consulting agreements with each of Forbes & Manhattan, Inc. (“F&M”) and 2051580 Ontario Corp. (“2051580 Corp.”), entities controlled by Mr. Bharti, our former Executive Chairman and Director.  Pursuant to the terms of these agreements, each of F&M and 2051580 Corp. provided consulting services to the Company on an as needed basis and each received base compensation in the amount of CAD$12,500 per month. On December 29, 2021, we terminated both of these agreements and delivered a lump sum severance payment of 12 months’ base compensation in January 2022, as called for by the agreements.

On March 14, 2019, the Company entered into an agreement with 2227929 Ontario Corp., an entity controlled by Mr. Bharti, pursuant to which the Company utilized office space and shared services in exchange for consideration of CAD$15,000 per month. This term of this agreement expired by its terms on March 14, 2022.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our executive officers and directors. We also maintain an insurance policy that covers liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

Related Party Transaction Policy

Our Audit Committee is responsible for the review, approval, or ratification of any potential conflict of interest transaction involving any of our directors or executive officers, director nominees, any person known by us to be the beneficial owner of more than 5% of our outstanding capital stock, or any family member of or related party to such persons, including any transaction required to be reported under Item 404(a) of Regulation S-K promulgated by the SEC.

In reviewing any such proposed transaction, our Audit Committee is tasked with considering all relevant facts and circumstances, including the commercial reasonableness of the terms, the benefit or perceived benefit, or lack thereof, to us, opportunity costs of alternate transactions, the materiality and character of the related person’s direct or indirect interest and the actual or apparent conflict of interest of the related person.

Under our policy, employees are required to report any material transaction or relationship that could result in a conflict of interest to our compliance officer.

Interest of Certain Persons in Matters to be Acted Upon

Other than as set forth in this Proxy Statement, the management of the Company is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any person who has been a director or executive officer at any time since the beginning of the fiscal year ended December 31, 2022, or any proposed nominee for election as a director, or any associate or affiliate of any of the foregoing persons, in any matter to be acted upon at the Meeting other than the election of directors or the re-appointment of auditors. All of the directors and officers are entitled to receive Stock Options pursuant to the Company’s Stock Option Plan and Awards pursuant to the 2022 Plan. See “Executive Compensation” for further details.

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SHARE OWNERSHIP

The following table sets forth information known to us regarding beneficial ownership of Common Shares as of April 25, 2023 by:

●	each person known by us to be the beneficial owner of more than 5% of outstanding Common Shares;

●	each of our executive officers, directors and director nominees; and

●	all of our executive officers, directors and director nominees as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of April 25, 2023. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, all shares subject to options, warrants and restricted stock units held by such person or entity were deemed outstanding if such securities are currently exercisable, or exercisable or would vest based on service-based vesting conditions within 60 days of April 25, 2023. These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

The beneficial ownership of our common stock is based on 137,239,644 Common Shares outstanding as of April 25, 2023.

Unless otherwise indicated, we believe that each person named in the table below has sole voting and investment power with respect to all Common Shares beneficially owned by him.

Unless otherwise noted, the business address of each of these shareholders is c/o Flora Growth Corp. 3406 SW 26th Terrace, Suite C-1, Fort Lauderdale, Florida 33312.

Beneficial Owner	Number of Common Shares Beneficially Owned(1)		Percentage of Common Shares Beneficially Owned(1)
Executive Officers
Hussein Rakine	8,617,019	(2)	6.3%
Clifford Starke	9,717,813	(3)(12)	7.1%
Elshad Garayev	–		–
Matthew Cohen	624,756	(4)	*
Jason Warnock	427,468	(5)	*
Jessie Casner	294,693	(6)	*
Dany Vaiman(12)	436,529		*
Non-Employee Directors and Director Nominees
John Timothy Leslie	138,574		*
Dr. Beverley Richardson	366,666	(7)	*
Juan Carlos Gomez Roa	2,259,175	(8)	1.6%
Dr. Annabelle Manalo-Morgan	200,000	(9)
Marc Mastronardi	660,000	(10)
Edward Woo(12)	244,132		*
Brandon Konigsberg	100,000		*
Kevin Taylor	291,019		*
Thomas Solomon	-		-
5% or greater shareholders
ASH Group of Florida LLC(11)	6,925,000		5.0%
All directors and executive officers as a group of 14 persons	24,377,844	(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)	17.6%

*	Less than 1%
(1)

Percentages are based on 137,239,644 Common Shares issued and outstanding as of April 25, 2023. Information as to the number of Common Shares beneficially owned, or over which control or direction is exercised, directly or indirectly, not being within the direct knowledge of the Company, has been furnished by the respective directors individually or obtained from the System for Electronic Disclosure by Insiders and may include Common Shares owned or controlled by spouses and/or children of such individuals and/or companies controlled by such individuals or their spouses and/or children.

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(2)

Includes 1,692,019 shares held directly by Mr. Rakine and 6,925,000 shares held by ASH Group of Florida LLC (“ASH Group”). Voting and dispositive power over the shares held by ASH Group is held by Ash Group’s board of directors, which is comprised of Ali Rakine, Hussein Rakine, our Chief Executive Officer and Director, Hassan Rakine and Solhail Mitha. Mr. Hussein Rakine disclaims beneficial ownership of all shares owned by Ash Group, except to the extent of his pecuniary interest therein.

(3)

Includes (i) 2,922,889 shares held directly by Mr. Starke, (ii) 671,583 shares held by BTF Investments, Inc, (iii) 6,006,934 shares held by Hampstead Private Capital Limited and (iv) 116,407 shares held by YT Research, Inc. Mr. Clarke is the sole director and equity owner of BTF Investments, Inc., Hampstead Private Capital Limited and YT Research, Inc. and thus may be deemed the beneficial owner of such shares.

(4)

Includes (i) 419,756 shares held directly by Mr. Cohen, (ii) 50,000 Common Shares underlying options that are exercisable until September 25, 2026, at an exercise price of $6.90 per share, (iii) 105,000 Common Shares underlying options that are exercisable until December 16, 2026, at an exercise price of $2.04 per share and (iv) 50,000 Common Shares underlying options that are exercisable until January 26, 2027, at an exercise price of $1.48 per share.

(5)

Includes (i) 335,801 shares held directly by Mr. Warnock, (ii) 16,667 Common Shares underlying options that are exercisable until September 20, 2026, at an exercise price of $5.20 per share and (iii) 75,000 Common Shares underlying options that are exercisable until December 16, 2026, at an exercise price of $2.04 per share.

(6)	Includes (i) 219,693 shares held directly by Ms. Casner and (ii) 75,000 Common Shares underlying options that are exercisable until January 26, 2027, at an exercise price of $1.48 per share.

(7)

Includes (i) 150,000 shares held directly by Dr. Richardson, (ii) 166,666 Common Shares underlying options that are exercisable until December 23, 2025, at an exercise price of $2.25 per share and (iii) 50,000 Common Shares underlying options that are exercisable until December 16, 2026, at an exercise price of $2.04 per share.

(8)

Includes (i) 2,042,509 shares held directly by Mr. Gomez, (ii) 166,666 Common Shares underlying options that are exercisable until December 23, 2025, at an exercise price of $2.25 per share and (iii) 50,000 Common Shares underlying options that are exercisable until December 16, 2026, at an exercise price of $2.04 per share.

(9)	Includes 200,000 Common Shares underlying options that are exercisable until December 16, 2026, at an exercise price of $2.04 per share.

(10)

Includes (i) 160,000 shares held directly by Mr. Mastronardi, (ii) 182,783 Common Shares underlying options that are exercisable until June 3, 2026, at an exercise price of $3.87 per share, (iii) 150,000 Common Shares underlying options that are exercisable until December 16, 2026, at an exercise price of $2.04 per share and (iv) 167,217 Common Shares underlying options that are exercisable until January 26, 2027, at an exercise price of $1.48 per share.

(11)

Represents 6,925,000 shares held by ASH Group. Voting and dispositive power over the shares held by ASH Group is held by Ash Group’s board of directors, which is comprised of Ali Rakine, Hussein Rakine, our Chief Executive Officer and Director, Hassan Rakine and Solhail Mitha. Mr. Hussein Rakine disclaims beneficial ownership of all shares owned by Ash Group, except to the extent of his pecuniary interest therein.

(12)

Messrs. Starke, Vaiman and Woo have reported as a group pursuant to the Amendment No. 1 on Form 13D filed by Mr. Starke with the SEC on April 21, 2023. The number of shares disclosed in the above table only reflect the shares held or controlled directly by each director or officer and each such person specifically disclaims beneficial ownership of the securities that he does not directly own or control.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and the rules thereunder require our directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports with the SEC relating to their share ownership and changes in such ownership. As a former foreign private issuer, our executive officers, directors and greater than 10% shareholders were not subject to the Section 16(a) filing requirements during the fiscal year ended December 31, 2022.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2022 with respect to our Common Shares that may be issued under the Company Stock Option Plan and 2022 Incentive Compensation Plan.

Plan Category	Number of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price Of Outstanding Options, Warrants And Rights		Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first column)
Equity Compensation Plans Approved by Shareholders(1)
Stock Option Plan	4,469,882		$2.00		0
2022 Incentive Compensation Plan	4,272,880	(2)	$0.72	(3)	1,727,120
Equity Compensation Plans Not Approved by Shareholders	N/A		N/A		N/A
Total	8,742,762		N/A		1,727,120

(1)

Includes the Company’s Stock Option Plan and its 2022 Incentive Compensation Plan, which was approved by our shareholders in July 2022, and authorizes the granting of awards in any of the following forms: options, stock appreciation rights, restricted stock, restricted stock units, other equity-based awards and cash incentive awards.

(2)	Represents 1,335,203 Common Shares underlying options and 2,937,677 issued restricted Common Shares as of December 31, 2022.

(3)	The weighted exercise price represents the weighted exercise price of the 1,335,203 options outstanding under the 2022 Plan as of December 31, 2022.

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EXECUTIVE COMPENSATION

Overview

This section discusses the material components of our executive compensation program for our named executive officers (“Named Executive Officers”) during our fiscal years ended December 31, 2022 and December 31, 2021. As a “smaller reporting company,” we are required to provide executive compensation information for the following individuals: (i) all individuals who served as the Company’s principal executive officer (“PEO”), during the last completed fiscal year, regardless of compensation; (ii) the two most highly compensated executive officers (other than the PEO) who were serving as executive officers of the Company at the end of the last completed fiscal year and whose total compensation was greater than $100,000; and (iii) up to two additional persons who served as executive officers (other than as the PEO) during the last completed fiscal year but were not serving in that capacity at the end of the fiscal year if their total compensation is higher than any of the other two Named Executive Officers in the preceding group.

In 2022, our Named Executive Officers and their positions were as follows:

●	Luis Merchan, our former Chief Executive Officer;

●	James Choe, our former Chief Strategy Officer;

●	Jessie Casner, our Chief Marketing Officer; and

●	Matthew Cohen, our General Counsel.

This discussion may contain forward-looking statements that are based on the Company’s current plans, considerations, expectations and determinations regarding future compensation programs. The actual compensation programs that the Company adopts following the filing of this Annual Report may differ materially from the currently planned programs summarized in this discussion.

Summary Compensation Table

The following table sets out the compensation for the Named Executive Officers for the years ended December 31, 2022 and 2021:

Name and Principal Position	Fiscal Year	Salary (US$)(1)	Bonus (US$)(2)	Common Shares Awards (US$)(3)	Option Awards (US$)(4)	All Other Compensation (US$)(5)	Total Compensation (US$)
Luis Merchan,	2022	378,310	-	540,000	101,145	48,120	1,067,575
former Chief Executive Officer	2021	326,250	419,000	1,529,998	189,777	-	2,465,025
James Choe,	2022	265,769	22,500	230,000	-	-	518,269
former Chief Strategy Officer	2021	11,037	-	-	113,866	-	124,903
Jessie Casner,	2022	181,667	40,000	150,000	28,096	-	399,763
Chief Marketing Officer	2021	15,000	-	-	113,866	-	128,866
Matthew Cohen,	2022	245,833	60,000	270,000	109,388	31,250	716,471
General Counsel	2021	75,000	60,000	-	415,878	-	550,878

(1)	Salary amounts represent actual amount of base salary paid to each Named Executive Officer in the applicable year.

(2)	Bonus amounts for 2021 and 2022 represent the actual amount of cash bonuses earned during 2021 and 2022, respectively, under the Company’s annual bonus program. All such bonuses have been paid.

(3)

Value based on trading price of the Common Shares on the date of the respective grants. These grants include grants of restricted Common Shares. See “Narrative to the Summary Compensation Table—Equity-Based Compensation—Equity Awards to Named Executive Officers during 2021 and 2022.” for information regarding these grants.

(4)	Represents the aggregate grant date fair value of options granted to each Named Executive Officer, calculated in accordance with the Black Scholes method.

(5)

Represents $48,120 and $31,250 paid to Messrs. Merchan and Cohen, respectively, in the form of a monthly stipend pursuant to the terms of their respective employment agreements, which included reimbursement payments in connection with health insurance premiums paid during fiscal year 2022.

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Narrative to the Summary Compensation Table

Base Salaries

We use base salaries to recognize the experience, skills, knowledge, and responsibilities required of all our employees, including our Named Executive Officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience. For 2021 and the first two months of 2022, the annual base salaries of our Named Executive Officers were $345,000 for Mr. Merchan, $200,000 for Mr. Choe, $120,000 for Ms. Casner and $225,000 for Mr. Cohen. For the remainder of 2022, the annual base salaries of our Named Executive Officers were: $385,000 for Mr. Merchan, $290,000 for Mr. Choe, $200,000 for Ms. Casner and $250,000 for Mr. Cohen.

Annual Bonus/Non-Equity Incentive Plan Compensation

During fiscal year 2021, our Named Executive Officers were eligible to earn a cash bonus at the full discretion of the Board. Any bonuses paid in 2021 were thus paid on a discretionary basis. For 2022, our Named Executive Officers were eligible to earn a cash bonus under the Company’s annual bonus program based upon achievement of both corporate and individual goals determined by the Board of Directors based on a target percentage of annual base salary.  For 2022, the bonus targets as a percentage of base salaries were 100% for Mr. Merchan, 80% for Mr. Choe, 50% for Ms. Casner and 50% for Mr. Cohen. The actual amounts of cash bonuses earned under the Company’s annual bonus program for 2022 were 0% of Messrs. Merchan and Choes’s bonus targets, 24% of Mr. Cohen’s bonus target and 20% of Ms. Casner’s bonus target.

Equity-Based Compensation

The Company’s Named Executive Officers received grants of restricted common shares and options under the Company’s option plan and 2022 Plan during 2021 and 2022. See below for details regarding such grants.

As of December 31, 2022,  under the stock option plan, 1,795,720 Common Shares had been issued pursuant to previous exercised options and 4,469,882 Common Shares were issuable under outstanding options. Of such outstanding options, options to purchase 4,392,382 Common Shares had vested and were exercisable as of that date, with a weighted average exercise price of $2.04 per Common Share. The Company no longer makes any new grants under the stock option plan.

As of December 31, 2022, under the 2022 Plan, 2,937,677 Restricted Common Shares were issued and 1,335,203 Common Shares were issuable under outstanding options. Of such outstanding options, options to purchase none had vested and were exercisable as of that date.

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Company Stock Option Plan

The Company has a stock option plan whereby it may grant options for the purchase of Common Shares to any director, consultant, employee or officer of the Company or its subsidiaries. The aggregate number of shares that may be issuable pursuant to options granted under the Company’s stock option plan will not exceed 10% of the issued Common Shares of the Company. The options are non-transferable and non-assignable and may be granted for a term not exceeding five-years. The exercise price of the options will be determined by the Board at the time of grant, but in the event that such shares are traded on any stock exchange, may not be less than the closing price of such shares on such exchange on the trading date immediately precedent the date of grant, subject to all applicable regulatory requirements. The Company no longer makes any new grants under the stock option plan.

2022 Plan

The 2022 Plan was adopted by the Company following shareholder approval at the Company’s 2022 annual meeting (the “Shareholder Approval Date”).

The purpose of the 2022 Plan is to assist the Company and its subsidiaries and other designated affiliates, which we refer to herein as “Related Entities”, in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors consultants and other persons who provide services to the Company or its Related Entities, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

Shares Available for Awards

Under the 2022 Plan, the total number of Common Shares reserved and available for delivery under the 2022 Plan (“Awards”) at any time during the term of the Plan shall be equal to 6,000,000 Common Shares. Awards issued in substitution for awards previously granted by a company acquired by the Company or a Related Entity, or with which the Company or any Related Entity combines, do not reduce the limit on grants of Awards under the 2022 Plan. The maximum aggregate number of shares that may be delivered under the 2022 Plan as a result of the exercise of stock options shall be 4,000,000 Common Shares.

If Proposal No. 6 included in this Proxy Statement is approved, the total number of Common Shares reserved and available for delivery under the 2022 Plan will be increased to 19 million Common Shares and the maximum aggregate number of shares that may be delivered under the 2022 Plan as a result of the exercise of stock options shall be 17 million Common Shares.

Subject to adjustment as provided in the 2022 Plan, in any fiscal year of the Company during any part of which the 2022 Plan is in effect, no participant who is a member of the Board but is not also an employee or consultant to the Company or Related Entity may be granted any Awards that have a “fair value” as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance) that exceeds $250,000 in the aggregate.

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The committee designated and empowered by the Board to administer the 2022 Plan (“Committee”) is authorized to adjust the limitations described in the preceding paragraph and is authorized to adjust outstanding Awards (including adjustments to exercise prices of stock options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, Common Share or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Shares so that an adjustment is appropriate. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive Awards under the 2022 Plan are the officers, directors, employees, consultants and other persons who provide services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary company of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options (“ISOs”). An employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the 2022 Plan.

Administration

The 2022 Plan is to be administered by the Committee; provided, however, that except as otherwise expressly provided in the 2022 Plan, the Board may exercise any power or authority granted to the Committee under the 2022 Plan. Subject to the terms of the 2022 Plan, the Committee is authorized to select eligible persons to receive Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each person who has been granted an Award under the 2022 Plan which remains outstanding (a “Participant”)), and the rules and regulations for the administration of the 2022 Plan, construe and interpret the 2022 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2022 Plan.

Stock Options and Stock Appreciation Rights

The Committee is authorized to grant stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a Common Share on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee but may not be less than 100% of the fair market value of a Common Share on the date the award is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Common Share on the date such ISO is granted.

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For purposes of the 2022 Plan, the term “fair market value” means the fair market value of Common Shares, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a Common Share as of any given date shall be the closing price of a Common Share on the business day that immediately precedes the date as of which the value is being determined as quoted on the NASDAQ Stock Market or such other national or regional securities exchange or market system constituting the primary market on which a Common Share is traded, as reported in The Wall Street Journal or such other source as the Company deems reliable or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment, generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% shareholder (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee. The Committee thus may permit the exercise price of options awarded under the 2022 Plan to be paid in cash, shares, other Awards or other property (including loans to participants).

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Common Shares which may not be sold or disposed of, and which is subject to such risks of forfeiture and other restrictions as the Committee may impose. A participant granted restricted stock generally has all of the rights of a shareholder of the Company, unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive Common Shares at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights, or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Common Shares, other Awards or other property equal in value to dividends paid on a specific number of Common Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional Common Shares, Awards or otherwise as specified by the Committee.

Bonus Stock and Awards in Lieu of Cash Obligations

The Committee is authorized to grant Common Shares as a bonus free of restrictions, or to grant Common Shares or other Awards in lieu of Company obligations to pay cash under the 2022 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

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Other Stock-Based Awards

The Committee or the Board is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Common Shares. The Committee determines the terms and conditions of such Awards.

Performance Awards

The Committee is authorized to grant performance awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of Common Shares or by reference to a designated amount of property including cash. Performance awards may be settled by delivery of cash, Common Shares or other property, or any combination thereof, as determined by the Committee.

Other Terms of Awards

Awards may be settled in the form of cash, Common Shares, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Common Shares or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2022 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Common Shares or other property to be distributed will be withheld (or previously acquired Common Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2022 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers subject to any terms and conditions the Committee may impose thereon.

Awards under the 2022 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2022 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Acceleration of Vesting; Change in Control

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement or otherwise determined by the Committee, vesting shall occur automatically in the case of a “change in control” of the Company, as defined in the 2022 Plan (including the cash settlement of stock appreciation rights which may be exercisable in the event of a change in control). In addition, the Committee may provide in an Award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.”

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Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the 2022 Plan or the Committee’s authority to grant Awards without further shareholder approval, except that shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Common Shares are then listed or quoted. Thus, shareholder approval may not necessarily be required for every amendment to the 2022 Plan which might increase the cost of the 2022 Plan or alter the eligibility of persons to receive Awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 2022 Plan will terminate at the earliest of (a) such time as no Common Shares remain available for issuance under the 2022 Plan, (b) termination of the 2022 Plan by the Board, or (c) the tenth anniversary of the Shareholder Approval Date. Awards outstanding upon expiration of the 2022 Plan shall remain in effect until they have been exercised or terminated or have expired.

Equity Awards to Named Executive Officers during 2021 and 2022

Luis Merchan

On December 16, 2021, Mr. Merchan was granted 125,000 options to purchase Common Shares at an exercise price of $2.04. All of these options vested on the grant’s first anniversary date, December 16, 2022.

During 2022, Mr. Merchan was granted the following restricted Common Share grants:

●	On August 23, 2022, Mr. Merchan was granted 102,040 restricted Common Shares which were set to vest on July 5, 2023.

●	On October 5, 2022, Mr. Merchan was granted 328,358 restricted Common Shares which were set to vest on July 5, 2024.

●	On December 5, 2022, Mr. Merchan was granted 468,085 restricted Common Shares which were set to vest on July 5, 2025.

On October 5, 2022, Mr. Merchan also was granted 367,347 options to purchase Common Shares at an exercise price of $0.67. These options were subject to a vesting schedule that was based on the performance of the Company’s Common Share price relative to a designated Cannabis ETF.

As a result of his resignation in April 2023, Mr. Merchan forfeited all of these unvested restricted Common Shares as well the unvested October 5, 2022 options.

James Choe

On December 16, 2021, Mr. Choe was granted 75,000 options to purchase Common Shares at an exercise price of $2.04. All of these options vested on the grant’s first anniversary date, December 16, 2022. However, Mr. Choe forfeited these options due to the fact that they remained unexercised following his resignation.

During 2022, Mr. Choe was granted the following restricted Common Shares grants:

●	On August 23, 2022, Mr. Choe was granted 102,040 restricted Common Shares which were set to vest on July 5, 2023.

●	On October 5, 2022, Mr. Choe was granted 194,029 restricted Common Shares which were set to vest on July 5, 2024.

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Jessie Casner

On December 16, 2021, Ms. Casner was granted 75,000 options to purchase Common Shares at an exercise price of $2.04. All of these options vested on the grant’s first anniversary date, December 16, 2022.

During 2022, Ms. Casner was granted the following restricted Common Shares grants:

●	On August 23, 2022, Ms. Casner was granted 102,040 restricted Common Shares which vest on July 5, 2023.

●	On October 5, 2022, Ms. Casner was granted 37,313 restricted Common Shares which vest on July 5, 2024.

●	On December 5, 2022, Ms. Casner was granted 53,191 restricted Common Shares which vest on July 5, 2025.

On October 5, 2022, Ms. Casner also was granted 102,041 options to purchase Common Shares at an exercise price of $0.67. These options vest based on a vesting schedule that is based on the performance of the Company’s Common Share price relative to a designated Cannabis ETF.

Matthew Cohen

During 2021, Mr. Cohen was granted the following option grants:

●

On September 25, 2021, Mr. Cohen was granted 50,000 options to purchase Common Shares at an exercise price of $6.90. All of these options vested on the grant’s first anniversary date, September 25, 2022.

●	On December 16, 2021, Mr. Cohen was granted 30,000 options to purchase Common Shares at an exercise price of $2.04. All of these options vested on August 30, 2022.

●	On December 16, 2021, Mr. Cohen was granted 75,000 options to purchase Common Shares at an exercise price of $2.04. All of these options vested on November 30, 2022.

During 2022, Mr. Cohen was granted the following restricted Common Shares grants:

●	On August 23, 2022, Mr. Cohen was granted 102,040 restricted Common Shares which vest on July 5, 2023.

●	On October 5, 2022, Mr. Cohen was granted 126,865 restricted Common Shares which vest on July 5, 2024.

●	On December 5, 2022, Mr. Cohen was granted 180,851 restricted Common Shares which vest on July 5, 2025.

On October 5, 2022, Mr. Cohen also was granted 183,673 options to purchase Common Shares at an exercise price of $0.67.

These options vest based on a vesting schedule that is based on the performance of the Company’s Common Share price relative to a designated Cannabis ETF.

On January 26, 2022, Mr. Cohen was granted 50,000 options to purchase Common Shares at an exercise price of $1.48. These options vested on February 26, 2022.

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Employee Benefits

For 2021 and 2022, the Named Executive Officers were eligible to participate in such employee benefit plans and programs to the same extent as the Company’s other full-time employees, subject to the terms and eligibility requirements of those plans.

Hedging and Pledging Company Securities

Our Insider Trading Policy prohibits our directors, officers, employees, family members of such persons and entities controlled by such persons from engaging in hedging, short sales, or trading in publicly traded put or call options with respect to our securities. Additionally, such policy prohibits the same persons from purchasing our securities on margin, borrowing against any account in which our securities are held, or pledging our securities as collateral for a loan.

Compensation-Related Risk Assessment

Our Compensation Committee assesses and monitors whether any of our compensation policies and programs is reasonably likely to have a material adverse effect on our Company. The Compensation Committee and management do not believe that the Company presently maintains compensation policies or practices that are reasonably likely to have a material adverse effect on the Company’s risk management or create incentives that could lead to excessive or inappropriate risk taking by employees. In reaching this conclusion, the Compensation Committee considered all components of our compensation program and assessed any associated risks. The Compensation Committee also considered the various strategies and measures employed by the Company that mitigate such risk, including: (i) the overall balance achieved through our use of a mix of cash and equity, annual and long-term incentives and time-and performance-based compensation; (ii) our use of multi-year vesting periods for equity grants; and (ii) the oversight exercised by the Compensation Committee over the performance metrics and results under the Stock Option Plan and the 2022 Plan.

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table summarizes the number of outstanding restricted shares and options in the Company held by our Named Executive Officers as of December 31, 2022.

Option Award						Share Award
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Shares That Have Not Vested (#)	Market Value of Shares or Units of Shares That Have Not Vested ($)(1)(2)
Luis Merchan	11/4/2020	666,666	-	$2.25	11/4/2025	-	-
	12/16/2021	125,000	-	$2.04	12/16/2026	-	-
	10/05/2022	-	367,347	$0.67	12/31/2029	-	-
	8/23/2022					102,040	23,265
	10/05/2022					328,358	74,866
	12/05/2022					468,085	106,723
James Choe	12/16/2021	75,000	-	$2.04	12/16/2026
	8/23/2022					102,040	23,265
	10/05/2022					194,029	44,239
Jessie Casner	12/16/2021	75,000	-	$2.04	12/16/2026
	10/05/2022	0	102,041	$0.67	12/31/2029
	8/23/2022					102,040	23,265
	10/05/2022					37,313	8,507
	12/05/2022					53,191	12,128
Matthew Cohen	9/25/2021	50,000	-	$6.90	9/25/2026
	12/16/2021	30,000		$2.04	12/16/2026
	12/16/2021	75,000		$2.04	12/16/2026
	1/26/2022	50,000		$1.48	1/26/2027
	10/05/2022		183,673	$0.67	12/31/2029
	8/23/2022					102,040	23,265
	10/05/2022					126,865	28,925
	12/05/2022					180,851	41,234

(1)	The market value of unvested stock awards is based on the closing market price of our Common Shares on December 30, 2022 of $0.228.

(2)

See “Narrative to the Summary Compensation Table—Equity-Based Compensation—Equity Awards to Named Executive Officers during 2021 and 2022.” for details regarding the vesting schedules of certain NEO options and restricted Common Share awards.

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Director Compensation

As a Named Executive Officer of the Company, information regarding the compensation for Mr. Merchan for his services as an executive officer in 2022 is set forth in the section titled “Summary Compensation Table” above. Mr. Merchan did not receive additional compensation for his service as a director.

The following table provides summary information concerning compensation paid or accrued by us to or on behalf of our directors for services rendered to us during the last fiscal year.

Name	Fees Earned or Paid in Cash ($)	Shares Awards ($)(1)	Option Awards ($)	Total ($)
Luis Merchan(2)	—	—	—	—
Clifford Starke(3)	—	—	—	—
John Timothy Leslie	58,000	43,750	84,290	186,040
Dr. Beverley Richardson	63,000	52,500		115,500
Juan Carlos Gomez Roa	56,000	52,500	—	108,500
Dr. Annabelle Manalo-Morgan(4)	—	—	—	—
Marc Mastonardi	63,000	52,500	—	115,500
Edward Woo(5)	—	—	31,068	31,068
Brandon Konigsberg	34,000	35,000	84,290	153,290

(1)	Represents restricted common shares awarded in March 2023 in consideration for services rendered in 2022.

(2)

Mr. Merchan is a Named Executive Officer of the Company for 2022. The table does not include compensation paid to him in connection with his service as director. Mr. Merchan did not receive additional compensation for his service as director in 2022. As a Named Executive Officer of the Company, information regarding compensation for Mr. Merchan for his services as an executive officer in 2022 is set forth in the section titled “Summary Compensation Table” above.

(3)

Mr. Starke is the Company’s President and his compensation reflected above represents compensation for his services as President of the Company. He did not receive additional compensation for his services as director in 2022. Mr. Starke’s appointment as President was effective December 23, 2022, and as a result, did not receive any compensation for 2022.

(4)

During the fourth fiscal quarter of 2021, the Company entered into an agreement with Dr. Manalo-Morgan, a member of our board of directors, to serve in the additional capacity as Medical Advisor to the Company. In connection with this agreement, Dr. Manalo-Morgan is responsible for developing and identifying medical applications of cannabinoids for the Company for the treatment of various ailments and (ii) supporting the Company’s public relations efforts and assisting the Company with its media engagements. For these services, the Company pays her $15,000 per month for so long as the agreement remains in place. As a result, Dr. Manalo-Morgan does not receive any compensation in consideration for her service as a director.

(5)	Represents an option awarded in March 2023 in consideration for joining the Company’s Board in 2022.

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The table below sets forth the aggregate number of share options of each non-employee director outstanding as of December 31, 2022. The below does not include any grants of restricted Common Shares granted in 2023 in consideration for services rendered in fiscal year 2022.

Name	Share Options
John Timothy Leslie	100,000
Dr. Beverley Richardson	216,666
Juan Carlos Gomez Roa	216,666
Marc Mastonardi	500,000
Edward Woo	0
Dr. Annabelle Manalo-Morgan	200,000
Brandon Konigsberg	100,000

Director Compensation Narrative

During 2022, each independent board member received $10,000 per quarter for their services as board members . In addition, the chairperson of the Company’s Audit Committee received $5,000 per quarter and the chairpersons of the Compensation and Nominating and Corporate Governance committees each received $3,750 per quarter. In addition, non-Chair committee members received $2,000 per quarter for each committee served upon.

Employment and Consulting Agreements, Arrangements or Plans

The following describes the respective employment or consulting agreements entered into by the Company and its Named Executive Officers that are in effect as of the date hereof.

Luis Merchan

Employment Agreement

Effective March 1, 2022, Mr. Merchan and our subsidiary, Flora Growth Management Corp.  (“Flora Management”), entered into an employment agreement, pursuant to which Mr. Merchan served as the President of Flora Management and as the Company’s Chief Executive Officer until his resignation on April 12, 2023.

Mr. Merchan’s employment agreement provided for a base salary of $385,000, an annual discretionary bonus opportunity targeted at 100% of base salary and the opportunity to participate in any equity compensation plan, other incentive compensation programs and other health, benefit and incentive plans offered to other senior executives of the Company. Mr. Merchan is also entitled to paid time off and holiday pay in accordance with Flora Management’s policies.

Mr. Merchan’s employment agreement provides that during the term of his employment and for a period of 12 months following the expiration, resignation or termination of his employment, Mr. Merchan agrees not to (i) engage in any competing business in certain geographic regions, provided, however, that Mr. Merchan may own five percent or less of the outstanding stock of any publicly traded corporation or other entity that engages in a competing business, (ii) solicit for the purpose of conducting a competing business any customer or prospective customer of Flora Management, us or any of our affiliates in a line of business that we, Flora Management, or any of our affiliates conducts or plans to conduct as of the date of Mr. Merchan’s termination or (iii) solicit or employ any person who is, or was at any time during the two-year period prior to Mr. Merchan’s termination, an employee with a senior management position at Flora Management, us or any of our affiliates.

The foregoing description of the employment agreement is only a summary and is qualified in its entirety by reference to the full text of the employment agreement, which is filed as Exhibit 10.4 to the Annual Report.

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Separation Agreement

On April 12, 2023, Luis Merchan tendered his resignation as both Chairman of the Board and as the Company’s Chief Executive Officer, with such resignation becoming effective on such date (the “Merchan Separation Date”). In connection with Mr. Merchan’s resignation, on the Merchan Separation Date, the Company entered into a Separation Agreement and Release with Mr. Merchan (the “Merchan Separation Agreement”), pursuant to which Mr. Merchan will be entitled to the following benefits:

●	a cash severance payment in the amount of $385,000 (the “Cash Payment”), representing one years’ base salary, paid in eight equal monthly instalments commencing May 1, 2023;

●	a cash payment in the amount of $24,000 to cover health insurance premiums for a period of twelve months (“Health Insurance Payment”), payable on December 1, 2023; and

●	1,600,000 newly privately issued Common Shares.

In the event the Company closes a debt financing in which it receives gross proceeds of $5 million or more (a “Debt Financing”), the Health Insurance Payment, if unpaid, and any remaining instalments of the Cash Payment shall be accelerated and payable within three business days of the closing of the Debt Financing.

The Merchan Separation Agreement additionally includes a customary general release of claims by Mr. Merchan in favor of the Company and certain related persons and parties.

The foregoing description of the Merchan Separation Agreement is only a summary and is qualified in its entirety by reference to the full text of the Merchan Separation Agreement, which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on April 18, 2023.

Jessie Casner

Effective March 1, 2022, Ms. Casner and our subsidiary, Flora Management, entered into an employment agreement, pursuant to which Ms. Casner serves as the Company’s Chief Marketing Officer.

Ms. Casner’s employment agreement provides for an annual base salary of $200,000 (as may be increased by our Board), an annual discretionary bonus opportunity targeted at 50% of her base salary and the opportunity to participate in any equity compensation plan, other incentive compensation programs and other health, benefit and incentive plans offered to other senior executives of the Company. Ms. Casner is also entitled to paid time off and holiday pay in accordance with Flora Management’s policies. In addition, upon termination of Ms. Casner’s employment agreement without “Cause” or resignation by Ms. Casner for “Good Reason,” as those terms are defined in the employment agreement, Ms. Casner will, conditioned upon her execution of a separation and release agreement, be eligible to receive the following payments:

●

an aggregate amount equal to one half (0.5X) her base salary at the rate in effect on her last day of engagement (the “Casner Severance Payment”) which shall be paid in a lump sum on the third business day following the Release Effective Date (the “Payment Date”);

●	a $2,000 monthly cash payment to cover health insurance premiums for a period of up to twelve months; and

●	a pro rata share of her discretionary annual bonus relating to the year in which her employment ceases.

In the event Ms. Casner is terminated without “Cause” or Ms. Casner resigns for “Good Reason” following a “Change in Control,” as those terms are defined in her employment agreement (a “Casner Change in Control Termination”), Ms. Casner will be eligible to receive the payments set forth above, provided however that the Casner Severance Payment shall be increased to Ms. Casner’s base salary, payable as set forth above.

In the event that Ms. Casner’s employment terminates as a result of “Disability,” as such term is defined in the employment agreement, or death, Ms. Casner or her estate, as applicable, conditioned upon her or its execution of a separation and release agreement, will be eligible to receive her pro rata share of her discretionary annual incentive bonus (at no less than target in the event of death). In addition, in the event of Ms. Casner’s death, Ms. Casner’s estate shall be entitled to the fully vested but unpaid rights as required by the terms of any bonus or other incentive pay plan or any other employee benefit plan.

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Ms. Casner’s employment agreement provides that during the term of her engagement and for a period of 12 months following the expiration, resignation or termination of her employment, Ms. Casner agrees not to (i) engage in any competing business in certain geographic regions, provided, however, that Ms. Casner may own five percent or less of the outstanding stock of any publicly traded corporation or other entity that engages in a competing business, (ii) solicit for the purpose of conducting a competing business any customer or prospective customer of Flora Management, us or any of our affiliates in a line of business that we, Flora Management, or any of our affiliates conducts or plans to conduct as of the date of Ms. Casner’s termination or (iii) solicit or employ any person who is, or was at any time during the two-year period prior to Ms. Casner’s termination, an employee with a senior management position at Flora Management, us or any of our affiliates

The foregoing description of the employment agreement is only a summary and is qualified in its entirety by reference to the full text of the employment agreement, which is filed as Exhibit 10.7 to the Annual Report.

Matthew Cohen

Effective March 1, 2022, Mr. Cohen and our subsidiary, Flora Management, entered into an employment agreement, pursuant to which Mr. Cohen serves as the Company’s General Counsel.

Mr. Cohen’s employment agreement provides for an annual base salary of $250,000 (as may be increased by our Board), an annual discretionary bonus opportunity targeted at 50% of his base salary and the opportunity to participate in any equity compensation plan, other incentive compensation programs and other health, benefit and incentive plans offered to other senior executives of the Company. Mr. Cohen is also entitled to paid time off and holiday pay in accordance with Flora Management’s policies. In addition, upon termination of Mr. Cohen’s employment agreement without “Cause” or resignation by Mr. Cohen for “Good Reason,” as those terms are defined in the employment agreement, Mr. Cohen will, conditioned upon his execution of a separation and release agreement, be eligible to receive the following payments:

●

an aggregate amount equal to his base salary at the rate in effect on his last day of engagement (the “Cohen Severance Payment”) which half of such Cohen Severance Payment shall be paid in a lump sum on the third business day following the Release Effective Date (the “Initial Payment Date”) with the remaining half of the Cohen Severance Payment to be paid ratably over the 12 months following the Release Effective Date;

●	a $2,000 monthly cash payment to cover health insurance premiums for a period of up to twelve months; and

●	a pro rata share of her discretionary annual bonus relating to the year in which his employment ceases.

In the event Mr. Cohen is terminated without “Cause” or Mr. Cohen resigns for “Good Reason” following a “Change in Control,” as those terms are defined in her employment agreement (a “Cohen Change in Control Termination”), Mr. Cohen will be eligible to receive the payments set forth above, provided however that the Cohen Severance Payment shall be increased to 1.5x Mr. Cohen’s base salary, payable as set forth above.

In the event that Mr. Cohen’s employment terminates as a result of “Disability,” as such term is defined in the employment agreement, or death, Mr. Cohen or his estate, as applicable, conditioned upon his or its execution of a separation and release agreement, will be eligible to receive his pro rata share of his discretionary annual incentive bonus (at no less than target in the event of death). In addition, in the event of Mr. Cohen’s death, Mr. Cohen’s estate shall be entitled to the fully vested but unpaid rights as required by the terms of any bonus or other incentive pay plan or any other employee benefit plan.

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Mr. Cohen’s employment agreement provides that during the term of his engagement and for a period of 12 months following the expiration, resignation or termination of his employment, Mr. Cohen agrees not to (i) engage in any competing business in certain geographic regions, provided, however, that Mr. Cohen may own five percent or less of the outstanding stock of any publicly traded corporation or other entity that engages in a competing business, (ii) solicit for the purpose of conducting a competing business any customer or prospective customer of Flora Management, us or any of our affiliates in a line of business that we, Flora Management, or any of our affiliates conducts or plans to conduct as of the date of Mr. Cohen’s termination or (iii) solicit or employ any person who is, or was at any time during the two-year period prior to Mr. Cohen’s termination, an employee with a senior management position at Flora Management, us or any of our affiliates.

The foregoing description of the employment agreement is only a summary and is qualified in its entirety by reference to the full text of the employment agreement, which is filed as Exhibit 10.6 to the Annual Report.

James Choe

Effective March 1, 2022, Mr. Choe and our subsidiary, Flora Management, entered into an employment agreement, pursuant to which Mr. Choe served as the Company’s Chief Strategy Officer until his resignation on December 16, 2022.

Mr. Choe’s employment agreement provided for a base salary of $290,000, an annual discretionary bonus opportunity targeted at 80% of base salary and the opportunity to participate in any equity compensation plan, other incentive compensation programs and other health, benefit and incentive plans offered to other senior executives of the Company. Mr. Choe was also entitled to paid time off and holiday pay in accordance with Flora Management’s policies.

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BUSINESS OF THE MEETING

Financial Statements

The audited consolidated financial statements for the fiscal year ended December 31, 2022, together with the auditor’s report thereon, will be presented to the Company’s shareholders for review at the Annual Meeting and were mailed to the Company’s shareholders with the Notice of Meeting and this Circular. No vote by the shareholders is required with respect to this matter.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee recommended for nomination, and the Board of Directors nominated the following persons for election as members of our Board of Directors at the Annual Meeting of shareholders, who will hold office until the next annual meeting of the Company or until his or her successor is elected or appointed.

●	Hussein Rakine

●	Clifford Starke

●	John Timothy Leslie

●	Beverly Richardson

●	Edward Woo

●	Juan Carlos Gomez Roa

●	Kevin Taylor

●	Thomas Solomon

The section titled “Directors, Director Nominees & Executive Officers” included in this Proxy Statement contains more information about the leadership skills and other experience that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that these nominees should serve as directors of the Company.

We believe that each of these director nominees possess the experience, skills, and qualities to fully perform his or her duties as a director and contribute to our success. Our director nominees have been nominated because they possess the highest standards of personal integrity, interpersonal and communication skills, are highly accomplished in their fields, understand the interests and issues that are important to our shareholders, and are able to dedicate sufficient time to fulfilling their obligations as directors. Our director nominees as a group complement each other with their respective experiences, skills, and qualities. While our director nominees make up a diverse group in terms of age, gender and professional experience, together they comprise a cohesive body in terms of Board process and collaboration.

Vote Required. The process for voting for election of each director will be by individual voting and not by slate. The Shareholders can vote for or withhold from voting on the election of each director on an individual basis. The election of each director requires the affirmative vote of the majority of votes present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES DISCUSSED ABOVE AND PROXIES RECEIVED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

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PROPOSAL NO. 2 - RE-APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee and Board has recommended that shareholders re-appoint Davidson & Company LLP (“Davidson”) as our independent registered public accounting firm for the 2023 fiscal year. Davidson & Company LLP has served as the Company’s independent registered public accounting firm since its appointment on October 30, 2020. In recommending Davidson as the Company’s independent registered public accounting firm for 2023, the Audit Committee and Board considered several factors, including:

(1)	The professional qualifications of Davidson, the lead audit partner, and other key engagement personnel.

(2)	Davidson’s independence and its processes for maintaining its independence.

(3)	The appropriateness of Davidson’s fees for audit and non-audit services.

(4)	The results of management’s and the Audit Committee’s annual evaluations of the qualifications, performance and independence of Davidson.

The Board is soliciting proxies from Shareholders in favor of the re-appointment of Davidson & Company LLP as the Company’s auditors, to hold office for the fiscal year ending December 31, 2022, and to authorize the Board to determine their remuneration for the 2023 fiscal year.

A representative from Davidson is not expected to attend the Annual Meeting of shareholders.

Vote Required. The affirmative vote of a simple majority of the valid votes cast at the Annual Meeting is required to re-appoint Davidson& Company as the Company’s auditors for the fiscal year ending December 31, 2022 and to authorize the Board to fix their remuneration.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-APPOINTMENT OF DAVIDSON & COMPANY LLP AS THE COMPANY’S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023 AND AUTHORIZING THE BOARD TO FIX THEIR REMUNERATION, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

Fees and Services of Independent Registered Public Accounting Firm

The table below summarizes the fees and expenses billed to us by Davidson for the years ended December 31, 2022 and 2021.

Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total
2022	$336,000	$349,500	$--	$--	$685,500
2021	$200,000	$123,500	$--	$--	$323,500

Audit Fees.  Audit fees consist of services rendered by an independent registered public accounting firm for the audit of our consolidated financial statements (including tax services performed to fulfill the auditor’s responsibility under generally accepted auditing standards) and our internal control over financial reporting, reviews of the interim financial statements.

Audit-Related Fees. Audit-related fees relate to assurance and associated services that traditionally are performed by the independence auditor including SEC filings, comfort letter, consents and comment letters in connection with regulatory filings.

Tax Fees.  Tax fees consist of services rendered by an external auditor for tax compliance, tax consulting and tax planning.

All Other Fees.  All other fees are for any other permissible work that is not an Audit, Audit-Related or Tax Fee.

Policy for Approval of Audit and Permitted Non-Audit Services

Our Audit Committee reviews and pre-approves the scope and the cost of audit services related to us and permissible non-audit services performed by the independent auditors, other than those for de minimis services which are approved by the Audit Committee prior to the completion of the audit.  All of the services related to our Company provided by Davidson listed above have been pre-approved by the Audit Committee.

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AUDIT COMMITTEE REPORT

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed with the SEC nor shall this information be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a filing.

Our Audit Committee consists of Chair, Brandon Konigsberg, and members, John Timothy Leslie and Juan Carlos Gomez Roa. The Board has determined that each Audit Committee member is “independent,” as independence for Audit Committee members is defined in the applicable Nasdaq listing standards and rules of the SEC and by NI 52-110. The Board also determined that all members of the Audit Committee are financially literate as such term is defined by NI 52-110, and Mr. Konigsberg qualifies  as an Audit Committee financial expert, as such term is defined in Item 407 of Regulation S-K. Although designated as Audit Committee financial experts, the Audit Committee Chair and members are not accountants for the Company nor, under SEC rules, an “expert” for purposes of the liability provisions of the Securities Act or for any other purpose.

The role of the Audit Committee is to (a) oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements; (b) take, or recommend that the Board of the Company take, appropriate action to oversee the qualifications, independence and performance of the Company’s independent auditors; and (c) prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

The Audit Committee influences the overall tone for quality financial reporting, sound internal controls, and ethical behavior. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, for the appropriateness of the accounting and reporting policies that are used by the Company, and for the establishment and effectiveness of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles, expressing an opinion on the effectiveness of internal control over financial reporting (when required), and for reviewing the Company’s interim consolidated financial statements.

The independent auditors report directly to the Audit Committee. The Audit Committee has the sole authority and responsibility to recommend to the Board the nomination of the independent auditors for approval by the shareholders on an annual basis. The Audit Committee is directly responsible for the appointment, retention, termination, compensation, retention, evaluation and oversight of the work of the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

In 2022, the Audit Committee met and held discussions with management and Davidson, the Company’s independent registered public accounting firm. The Audit Committee discussed with management and Davidson the Company’s audited consolidated financial statements and policies and procedures designed to reduce the likelihood of events of non-compliance with rules and regulations, including discussions of the quality, not just the acceptability, of accounting policies and principles, significant judgments and estimates, system of internal control over financial reporting, and clarity of disclosures, including items reported as Critical Auditing Matters in the report of the independent auditor. The Audit Committee reviewed the annual plan and scope of work to be performed by Davidson, and met outside of the presence of management with Davidson to discuss their respective audit results, evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. Consistent with the requirements of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, the Audit Committee discussed with Davidson those matters required to be discussed pursuant to PCAOB Auditing Standard 1301, “Communications with Audit Committees,” and the rules of the SEC, and reviewed a letter from Davidson disclosing such matters.

The Audit Committee also discussed with Davidson the firm’s independence from the Company and its management team and reviewed the written disclosures and letter from Davidson pursuant to applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and considered the compatibility of non-audit services, if any, with Davidson’s independence.

Based upon the reports and discussions described above, the Audit Committee, in accordance with its responsibilities, recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

AUDIT COMMITTEE

Brandon Konigsberg (Chair)

John Timothy Leslie

Juan Carlos Gomez Roa

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PROPOSAL NO. 3 – APPROVAL OF SHARE CONSOLIDATION

The Company proposes to effect a share consolidation, also commonly referred to as a ‘reverse stock split’ (the “Share Consolidation”), of the issued and outstanding Common Shares on the basis of a consolidation ratio to be selected by the Board within a range between 5 pre-consolidation shares for 1 post-consolidation share and 25 pre-consolidation shares for 1 post-consolidation share (the “Range”). The Board will have the discretion to select any ratio for the Share Consolidation falling within the Range upon receipt of shareholder approval and prior to the filing of an amendment (the “Consolidation Amendment”) to the Company’s Articles.

Background

If the Share Consolidation Resolution (as hereinafter defined) is approved by shareholders at the Annual Meeting and implemented by the Board, the Common Shares will be consolidated into a lesser number of Common Shares, at the ratio selected by the Board, which shall apply uniformly to the Common Shares. If the Share Consolidation Resolution is approved by shareholders at the Annual Meeting, the Board will have the sole discretion to implement the Share Consolidation at any time prior to the next annual meeting of shareholders of the Company and at such ratio (within the Range) as they may determine in accordance with the Share Consolidation Resolution. The Board believes that the Range of Share Consolidation ratios (rather than a single ratio) will provide it with the flexibility to implement the Share Consolidation in a manner designed to maximize the anticipated benefits to the Company as it is not possible to predict market conditions at the time the Share Consolidation would be implemented.

Even with shareholder approval of the Share Consolidation, the Board may determine, in its sole discretion, not to proceed with the Share Consolidation. No further action on the part of the shareholders will be required to either implement or abandon the Share Consolidation. If the Consolidation Amendment effecting the Share Consolidation has not been filed prior to the next annual meeting of shareholders of the Company, the Board will abandon the Share Consolidation. For the reasons described below, however, the Board currently intends to effect the Share Consolidation if approved by shareholders at the Annual Meeting.

Purpose of Share Consolidation

Meet certain continued listing requirements of the Nasdaq Stock Market LLC

To continue our listing on the Nasdaq Stock Market LLC (“Nasdaq”), the Company must comply with Nasdaq listing rules, which include a minimum bid price requirement of $1.00 per share (the “Bid Price Requirement”). As previously disclosed, on July 8, 2022, the Company received a deficiency letter from The Nasdaq Capital Market Listing Qualifications Department advising that, based on the Company’s closing bid price for the preceding 30 consecutive business days, the Company does not comply with the Bid Price Requirement as set forth in Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company received a grace period of 180 calendar days, until January 4, 2023, to regain compliance with the Bid Price Requirement. On January 5, 2023, the Company received an extension of 180 calendar days from Nasdaq following the expiration of the initial 180 calendar day prior to regain compliance at any time before July 3, 2023. The Nasdaq determination was based on the Company meeting the continued listing requirement for market value of publicly-held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market with the exception of the Bid Price Requirement, and the Company’s written notice of its intention to cure the deficiency during the second compliance period by effecting a share consolidation, if necessary.

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If at any time before July 3, 2023, the bid price of the Common Shares closes at or above $1.00 per share for a minimum of ten consecutive business days, Nasdaq will provide written notification to the Company that it has achieved compliance with the Bid Price Requirement. Nasdaq, in its sole discretion, may extend the ten day minimum trading compliance period if necessary. If the Company does not regain compliance with the Bid Price Requirement by July 3, 2023, Nasdaq will provide written notification to the Company that the Common Shares will be subject to delisting. At such time, the Company may appeal the delisting determination to a Nasdaq Hearings Panel. The Company would remain listed pending the Nasdaq Hearings Panel’s decision. There can be no assurance that, if the Company does appeal a subsequent delisting determination, such appeal would be successful.

Delisting would adversely affect the liquidity of Common Shares because alternatives to Nasdaq, such as the OTC Bulletin Board and pink sheets, are generally considered less efficient markets. An investor would likely find it less convenient to sell or to obtain accurate quotations in seeking to buy the Common Shares on an over-the-counter market. Many investors would likely refrain from buying or selling the Common Shares due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons. The Board believes that the Share Consolidation is a potentially effective means for the Company to maintain compliance with the Bid Price Requirement and to avoid, or mitigate, the likely adverse consequences of the Common Shares being delisted from Nasdaq by producing the immediate effect of increasing the bid price of the Common Shares.

If shareholders approve the Share Consolidation at the Annual Meeting and if the Board determines to effect the Share Consolidation and Consolidation Amendment, it must be completed no later than June 16, 2023 in order to allow for sufficient time to timely regain compliance with the Bid Price Requirement.

Potentially improve the marketability and liquidity of the Common Shares

Our Board believes that the increased market price of the Common Shares expected as a result of implementing the Share Consolidation could improve the marketability and liquidity of the Common Shares and encourage trading in the Common Shares.

Appeal to a broader range of investors to generate greater investor interest in the Company

We believe that the Share Consolidation and the corresponding increase in our stock price may make the Common Shares more attractive to a broader range of institutional and other investors. Many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, which reduces the number of potential purchasers of the Common Shares. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically less attractive to brokers. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the Company believes the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Further, lower-priced stocks have a perception in the investment community as being riskier and more speculative, which may negatively impact not only the price of the Common Shares, but also the Company’s market liquidity.

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Certain Risks Associated with the Share Consolidation

There are certain risks associated with the Share Consolidation and we cannot accurately predict or assure you that the Share Consolidation will produce or maintain its desired results. However, the Board believes that the benefits to the Company and the shareholders outweigh the risks and recommends that you vote in favor of the Share Consolidation.

We cannot assure you that the proposed Share Consolidation, if effected, will increase our stock price

On April 28, 2023, the closing sale price of the Common Shares was $0.21 per share. We expect that the Share Consolidation, if effected, will increase the per share trading price of the Common Shares. However, we cannot assure you that the market price per share of the Common Shares after the Share Consolidation will rise or remain constant in proportion to the reduction in the number of Common Shares outstanding before the Share Consolidation. The effect of the Share Consolidation on the per share trading price of the Common Shares cannot be predicted with any certainty and the history of share consolidations for other companies is varied, particularly since some investors may view a share consolidation negatively. In many cases, the market price of a company’s shares declines after a share consolidation, or the market price of a company’s shares immediately after a share consolidation does not reflect a proportionate or mathematical adjustment to the market price based on the ratio of the share consolidation. In addition, the per share trading price of the Common Shares may decrease due to factors unrelated to the Share Consolidation. Other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the per share trading price of the Common Shares. Accordingly, there can be no assurance that the total market capitalization of the Common Shares after the implementation of the Share Consolidation will be equal to or greater than the total market capitalization before the Share Consolidation or that the per share market price of the Common Shares following the Share Consolidation will increase in proportion to the reduction in the number of Common Shares outstanding in connection with the Share Consolidation.

Although there can be no assurance concerning the trading price of the Common Shares if the Share Consolidation is effected, or concerning future fluctuations in the market price of the Common Shares after the Share Consolidation, when determining the Ratio, the Board will consider external factors to minimize the risk of future share price fluctuations and maintaining the Bid Price Requirement.

The proposed Share Consolidation may decrease the liquidity of the Common Shares and result in higher transaction costs

The liquidity of the Common Shares may be negatively impacted by the Share Consolidation, given the reduced number of shares that would be outstanding after the Share Consolidation, particularly if the per share trading price does not increase proportionately as a result of the Share Consolidation. In addition, if the Share Consolidation is implemented, it will increase the number of shareholders who own “odd lots” of fewer than 100 Common Shares on a post-consolidation basis. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of shares in “round lots” of even multiples of 100 shares. In addition, although we believe the Share Consolidation may enhance the marketability of the Common Shares to certain potential investors, the Company cannot assure you that, if implemented, the Common Shares will be more attractive to investors. While our Board believes that a higher stock price may help generate the interest of new investors, the Share Consolidation may not result in a per-share price that will attract certain types of investors, such as institutional investors or investment funds, and such share price may not satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the Common Shares may not improve as a result of a Share Consolidation and could be adversely affected by a higher per share price.

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Procedure for Effecting the Share Consolidation

If the Share Consolidation Resolution is approved by shareholders at the Annual Meeting and the Board determines to implement the Share Consolidation, the Company will effect the Share Consolidation (subject to receipt of all necessary regulatory approvals) through the filing of the Amendment with the Director under the OBCA. The Share Consolidation will become effective on the date shown in the certificate of amendment issued pursuant to the OBCA.

If, at any time prior to the filing of the Amendment, notwithstanding shareholder approval, and without further action by the shareholders, the Board, in its sole discretion, determines that it is in the Company’s best interests and the best interests of the shareholders to delay the filing of the Amendment or abandon the Share Consolidation, the Share Consolidation may be delayed or abandoned. By voting in favor of the Share Consolidation Proposal, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, the Share Consolidation if it should so determine, in its sole discretion, that such action is in the best interests of the Company and its shareholders.

If a Share Consolidation is effected, the Common Shares will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates, if any, with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. The Common Shares will continue to be listed on Nasdaq under the symbol “FLGC” subject to any future change of listing of our securities, although it will be considered a new listing with a new CUSIP number. The Share Consolidation is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Effect of the Share Consolidation

If approved and implemented, the Share Consolidation will occur simultaneously for all of the Common Shares at the ratio selected by the Board (within the Range) in accordance with the Share Consolidation Resolution and will affect all Common Shares uniformly. Except for any variances attributable to fractional shares, the change in the number of issued and outstanding Common Shares that will result from the Share Consolidation will cause no change in the capital attributable to the Common Shares and will not materially affect any shareholder’s percentage ownership in the Company, even though such ownership will be represented by a smaller number of Common Shares. No fractional post-consolidation Common Shares will be issued and no cash will be paid in lieu of fractional interests in post-consolidation Common Shares. Any fractional interest in Common Shares resulting from the Share Consolidation will be rounded down to the nearest whole number. In addition, the Share Consolidation will not materially affect any shareholder’s proportionate voting rights. The holder of each Common Share outstanding after the Share Consolidation will be entitled to one vote in respect of all matters on which holders of Common Shares are entitled to vote and each Common Share will be fully paid and non-assessable.

As of the April 25, 2023, the Company has 137,239,644 Common Shares issued and outstanding. Following the completion of the proposed Share Consolidation, the number of Common Shares issued and outstanding will depend on the ratio selected by the Board (within the Range) in accordance with the Share Consolidation Resolution. The following table sets out the approximate number of Common Shares that would be outstanding as a result of the Share Consolidation at the ratios indicated below:

Proposed Common Share Consolidation Ratio(1)	Approximate Number of Outstanding Common Shares (Post Consolidation)(2)
1 for 5	27,447,928
1 for 10	13,723,964
1 for 15	9,149,309
1 for 20	6,861,982
1 for 25	5,489,585

Notes:

(1)	The ratios above are for information purposes only and are not indicative of the actual ratio that may be adopted by the Board to effect the Share Consolidation.

(2)	Based on the number of outstanding Common Shares as of April 25, 2023.

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The implementation of the Share Consolidation alone would not affect the total shareholders’ equity of the Company or any components of shareholders’ equity as reflected on the Company’s financial statements except: (i) to change the number of issued and outstanding Common Shares; and (ii) to change the stated capital of the Common Shares to reflect the Share Consolidation.

The Company is authorized to issue an unlimited number of Common Shares and the Share Consolidation will not have any effect on the number of Common Shares that remain available for future issuance. The exercise or conversion price and the number of Common Shares issuable under any convertible securities of the Company, including stock options or restricted share awards of the Company, will be proportionately adjusted upon the Share Consolidation becoming effective.

Effect on Beneficial Holders of Common Shares

If a shareholder holds its Common Shares through an intermediary such as a bank, broker or other nominee, such nominee will be instructed to effect the Share Consolidation on behalf of their beneficial holders holding the Common Shares. However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the Share Consolidation. If you beneficially hold your Common Shares through an intermediary, you are encouraged to contact your intermediary with any questions in this regard.

Effect on Registered Holders of Common Shares

If the Share Consolidation Resolution is approved at the Annual Meeting and the Board determines to implement the Share Consolidation, the Company will send a letter of transmittal to registered shareholders which will provide instructions on how registered shareholders may obtain new certificates representing the number of post-consolidation Common Shares to which they are entitled as a result of the Share Consolidation. Upon receipt of a properly completed and signed letter of transmittal and the share certificate(s) referred to in such letter of transmittal, the Company will arrange to have a new share certificate representing the appropriate number of post-consolidation Common Shares delivered in accordance with the instructions provided by the holder in their letter of transmittal. No delivery of a new certificate to a shareholder will be made until the shareholder has surrendered his, her or its current issued share certificates. Until surrendered, each share certificate representing pre-consolidation Common Shares shall be deemed for all purposes to represent the number of post-consolidation Common Shares to which the holder is entitled as a result of the Share Consolidation.

Certain of our registered holders of Common Shares may hold some or all of their shares in book-entry form directly with the Company’s transfer agent, Continental Stock Transfer & Trust Company. These shareholders do not have share certificates evidencing their ownership of Common Shares. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a shareholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Share Consolidation shares. If a shareholder is entitled to post-Share Consolidation shares, a transaction statement will automatically be sent to the shareholder’s address of record indicating the number of Common Shares held following the Share Consolidation.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO FOLLOWING THE ANNOUNCEMENT OF THE COMPLETION OF THE SHARE CONSOLIDATION.

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Accounting Matters

At the effective time of the Share Consolidation, the stated capital attributable to the Common Shares on our balance sheet will be reduced proportionately based on the Share Consolidation ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer Common Shares outstanding. Our shareholders’ equity, in the aggregate, will remain unchanged. The Company does not anticipate that any other accounting consequences, including changes to the amount of share-based compensation expense to be recognized in any period, will arise as a result of the Share Consolidation.

Material United States Federal Income Tax Considerations

The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Share Consolidation to us and to U.S. Holders (as defined below) that hold shares of the Common Shares as capital assets for U.S. federal income tax purposes. This discussion is based upon current provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury Regulations promulgated thereunder, current judicial decisions and administrative rulings, as of the date hereof, all of which are subject to change or to differing interpretation, possibly with retroactive effect. Any such change may cause the U.S. federal income tax consequences of the proposed Share Consolidation to vary substantially from the consequences summarized below. We have not sought and will not seek any rulings from the Internal Revenue Service (the “IRS”) regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Share Consolidation.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders (as defined below) in light of their particular circumstances or to Shareholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, holders who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, holders who are S Corporations or other pass through entities, real estate investment trusts, retirement plans, holders whose functional currency is not the U.S. dollar, accrual method taxpayers subject to special tax accounting rules as a result of their use of financial statements, traders that mark-to-market their securities or persons who hold their shares of the Common Shares as part of a hedge, straddle, conversion or other risk reduction transaction. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of the Common Shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding the Common Shares and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Share Consolidation to them.

This summary does not address any tax consequences other than certain U.S. federal income tax consequences of the Share Consolidation. The state and local tax consequences, alternative minimum tax consequences, non-U.S. tax consequences and U.S. estate and gift tax consequences of the proposed Share Consolidation are not discussed herein and may vary as to each U.S. Holder (as defined below). Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Share Consolidation, whether or not they are in connection with the proposed Share Consolidation. This discussion should not be considered as tax or investment advice, and the tax consequences of the Share Consolidation may not be the same for all Shareholders. U.S. Holders (as defined below) should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of the Common Shares that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement taxable as a corporation) created or organized under the laws of the United States or any subdivision thereof; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

THIS SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED SHARE CONSOLIDATION IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED SHARE CONSOLIDATION.

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Tax Consequences to the Company

We believe that the proposed Share Consolidation will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the proposed Share Consolidation.

Tax Consequences to U.S. Holders

A U.S. Holder generally should not recognize gain or loss upon the proposed Share Consolidation for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of the Common Shares, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of the Common Shares received pursuant to the proposed Share Consolidation should equal the aggregate adjusted tax basis of the shares of the Common Shares exchanged therefor (reduced by the amount of such basis that is allocated to any fractional share of the Common Shares that is surrendered in exchange for cash in lieu of such fraction share). The U.S. Holder’s holding period in the shares of the Common Shares received pursuant to the proposed Share Consolidation should include the holding period in the shares of the Common Shares exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Share surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of the Common Shares acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that, pursuant to the proposed Share Consolidation, receives cash in lieu of a fractional share of the Common Shares should generally recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of the Common Shares surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Share Consolidation shares were held for one year or less at the effective time of the Share Consolidation and long term if held for more than one year. Long-term capital gains of individuals are subject to tax at reduced rates.

A U.S. Holder of the Common Shares may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Share Consolidation. A U.S. Holder of the Common Shares will be subject to backup withholding if such U.S. Holder is not otherwise exempt and such U.S. Holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders of the Common Shares should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular Shareholder in light of such Shareholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the Share Consolidation.

Material Canadian Federal Income Tax Considerations

The following summary describes the principal Canadian federal income tax considerations under the Income Tax Act (Canada) and the regulations thereunder (collectively, the “Tax Act”) generally applicable to a holder of the Common Shares whose shares are consolidated pursuant to the Share Consolidation and who, for purposes of the Tax Act and any applicable income tax treaty or convention, and at all relevant times, is or is deemed to be a resident of Canada, holds its shares as capital property and deals at arm’s length and is not affiliated with the Company (a “Canadian Holder”). Certain Canadian Holders that might not otherwise be considered to hold the Company’s Common Shares as capital property may, in certain circumstances, be entitled to make the irrevocable election permitted by subsection 39(4) of the Tax Act to have such Common Shares and all other “Canadian securities” (as defined in the Tax Act) owned in the taxation year of the election and all subsequent taxation years deemed to be capital property. Canadian Holders should consult their own tax advisors regarding this election.

This summary is not applicable to: (i) a Canadian Holder that is a “financial institution” as defined in the Tax Act for the purposes of the mark-to-market rules; (ii) a Canadian Holder for whom an interest in which would be a “tax shelter investment” as defined in the Tax Act; (iii) a Canadian Holder that is a “specified financial institution” as defined in the Tax Act; (iv) a Canadian Holder that is a corporation that has elected in the prescribed form and manner and has otherwise met the requirements to use functional currency tax reporting as set out in the Tax Act; (v) a Canadian Holder that is exempt from income tax under the Tax Act; or (vi) a Canadian Holder that has or will enter in a “derivative forward arrangement”, “synthetic disposition arrangement”, or that receives dividends on the Common Shares under or as part of a “dividend rental arrangement”, as those terms are defined in the Tax Act. Any such Canadian Holder to which this summary does not apply should consult its own tax advisor.

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This summary is based on the current provisions of the Tax Act, and Canadian counsel’s understanding of the current published administrative and assessing policies and practices of the Canada Revenue Agency and takes into account all specific proposals to amend the Tax Act that have been publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Tax Proposals”), and assumes that all such Tax Proposals will be enacted in the form proposed. No assurance can be given that the Tax Proposals will be enacted in the form proposed or at all. This summary does not otherwise take into account or anticipate any changes in law or administrative or assessing practices of the CRA, whether by judicial, governmental, administrative or legislative action or interpretation, nor does it take into account provincial, territorial or foreign income tax legislation or considerations.

This summary is of a general nature only and is not intended to be, and should not be construed to be, legal or tax advice to any particular holder. holders should consult their own tax advisors as to the tax consequences in their particular circumstances.

In general, a Canadian Holder will not realize a capital gain or a capital loss as a result of the Share Consolidation, and in general the aggregate adjusted cost base to a Canadian Holder of all its common shares will be the same after the Share Consolidation as it was before the Share Consolidation.

Share Consolidation Resolution

At the Annual Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following special resolution to approve the Share Consolidation (the “Share Consolidation Resolution”):

“BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

(a)

the articles of Flora Growth Corp. (the “Company”) be amended to provide that the issued and outstanding common shares of the Company (the “Common Shares”) be consolidated within a range between 5 pre-consolidation shares for 1 post-consolidation share and 25 pre-consolidation shares for 1 post-consolidation share (the “Share Consolidation”), provided that any holders of Common Shares on the date that the articles of amendment to give effect to such Share Consolidation become effective shall not be entitled to receive any fractional Common Shares following the Share Consolidation and any fractional interest in Common Shares will be rounded down to the nearest whole number;

(b)

the board of directors of the Company is hereby authorized to determine the ratio for the Share Consolidation within a range between 5 pre-consolidation shares for 1 post-consolidation share and 25 pre-consolidation shares for 1 post-consolidation share;

(c)

any one director or officer of the Company is authorized to make all such arrangements, to do all acts and things and to sign and execute all documents and instruments in writing, whether under the corporate seal of the Company or otherwise, as may be considered necessary or advisable to give full force and effect to the foregoing, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination; and

(d)

notwithstanding the approval of the shareholders of the Company as herein provided, the Share Consolidation must be implemented prior to the next annual general meeting of shareholders of the Company and the directors of the Company be and are hereby authorized and empowered to revoke or not act upon the above resolutions without further approval, ratification or confirmation of the shareholders of the Company at any time before it is acted on.”

Vote Required. For the Share Consolidation to be approved and confirmed, the Share Consolidation Resolution must be passed by at least two-thirds (2/3) of the votes cast with respect to the Share Consolidation Resolution by the shareholders of the Company present at the Annual Meeting in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SHARE CONSOLIDATION RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

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PROPOSAL NO. 4 – APPROVAL OF PREFERRED SHARES PROPOSAL

Background

The Company is currently authorized to issue an unlimited number of Common Shares. The Company is proposing an amendment to the Articles authorizing the issuance of an unlimited number of preferred shares, no par value per share, issuable in series, with such preferences, powers and rights as shall be set forth in any resolution providing for the issuance thereof adopted by the Board, and to provide for the rights, privileges, restrictions and conditions attaching to the Common Shares and the preferred shares, as a class. If shareholder approval for the Preferred Shares Proposal is received, this amendment to the Articles will be implemented regardless of whether the Share Consolidation is implemented. The full text of the proposed amendment is included in Exhibit “B” to this Proxy Statement.

Notwithstanding approval of the Preferred Shares Proposal by shareholders, the Board, in its discretion, may determine not to act upon the Preferred Shares Proposal and not to file articles of amendment giving effect to the proposed amendments to the preferred shares, without further approval of shareholders.

This proposed amendment authorizes the Company to issue up to an unlimited number of preferred shares, in such series, and containing such preferences, powers and rights, as shall be determined by the Board, without further shareholder approval.

Reasons for the Preferred Shares Proposal

The Board believes that it is in the best interests of the Company to have the flexibility to issue preferred shares on such terms and conditions determined to be prudent at a future date if such issuance is determined to be appropriate by the Board. Opportunities may arise in the future, such as development opportunities or businesses becoming available for acquisition or favorable market conditions existing for the sale of a particular type of preferred shares, that would require prompt action. Having preferred shares available for issuance by the Company eliminates the delay and expense of seeking shareholder approval at the time of the issuance of such shares. Preferred shares would also provide the Company with the flexibility necessary for possible future financing transactions, acquisitions, employee benefit plans, and other corporate purposes. Preferred shares are particularly useful since the Board will be able to choose the exact terms of the series of preferred shares at the time of issuance to respond to investor preferences, developments in types of preferred shares, market conditions, as well as the nature of the specific transaction, without requiring additional shareholder approval. Preferred shares would also allow the Company to offer equity that is potentially far less dilutive of the relative equity value of the holders of Common Shares than would be the case if additional Common Shares were issued, and preferred shares can be subject to redemption, which also limits dilution.

The Company has no present plan or intention to issue any preferred shares. If the Board determines to issue preferred shares in the future, no further action or authorization by shareholders would be necessary prior to the issuance of such preferred shares, unless such authorization is otherwise required by applicable law or regulations.

Effect of Preferred Shares on Current Shareholders

The existence of the Company’s preferred shares would not, by itself, have any effect on the rights of holders of the Common Shares. However, the issuance of one or more series of preferred shares in the future could affect the holders of the Common Shares in a number of respects, including the following: (i) the issuance of preferred shares may subordinate the Common Shares to the preferred shares in terms of dividend and liquidation rights, since preferred shares typically entitle the holder to satisfaction in full of specified dividend and liquidation rights before any payment of dividends or distribution of assets on liquidation is made on Common Shares; (ii) if voting or conversion rights are granted to the holders of preferred shares, the voting power of the Common Shares will be diluted; and (iii) the issuance of preferred shares may result in a dilution of earnings per share of the present Common Shares.

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Anti-Takeover Effects

The issuance of preferred shares may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of preferred shares in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of preferred shares, dilute the interest of a party seeking to take over the Company. Further, the authorized preferred shares could be used by the Board for adoption of a stockholder rights plan or “poison pill.”

The Preferred Shares Proposal was not proposed in response to, or for the purpose of deterring, any current effort by a hostile bidder to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in shareholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company’s shareholders might consider to be in their best interests. However, the Board has a fiduciary duty to act in the best interests of the Company at all times.

Preferred Shares Resolution

At the Annual Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following special resolution to approve the amendment to the Articles to create a class of preferred shares, issuable in series, and to provide for the rights, privileges, restrictions and conditions attaching to the Common Shares and the preferred shares, as a class (the “Preferred Shares Resolution”):

“BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

(a)	Flora Growth Corp. (the “Company”) be and is hereby authorized to amend the articles of the Company to:

(i)	increase the authorized capital of the Company by creating an unlimited number of preferred shares, issuable in series;

(ii)

confirm that, after giving effect to the foregoing, the authorized capital of the Company shall consist of an unlimited number of common shares and an unlimited number of preferred shares, issuable in series;

(iii)	provide that the rights, privileges, restrictions and conditions attaching to the common shares, and the preferred shares, as a class, are as follows:

“A.  Common Shares

The common shares shall have attached thereto the following rights, privileges, restrictions and conditions:

1.  Voting

Each holder of common shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Company, except meetings at which only holders of other classes or series of shares are entitled to attend, and at all such meetings shall be entitled to one vote in respect of each common share held by such holder.

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2.  Dividends

Subject to the rights of the holders of the preferred shares and the rights of the holders of any other class or series of shares ranking senior to the common shares, the holders of common shares shall be entitled to receive dividends if and when declared by the board of directors.

3.  Liquidation

In the event of any liquidation, dissolution or winding-up of the Company or other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs, the holders of common shares shall be entitled, subject to the rights of the holders of the preferred shares and the rights of the holders of any other class or series of shares ranking senior to the common shares, to receive the remaining property or assets of the Company.

B.  Preferred Shares

The preferred shares shall have attached thereto the following rights, privileges, restrictions and conditions:

1.  Preferred Shares, Issuable in Series

The board of directors of the Company is authorized to fix the number of shares constituting each series of preferred shares, and to determine the designation and any rights, privileges, restrictions and conditions attaching to the shares of each such series. Before the issue of the first preferred shares of a series, the board of directors shall send to the Director (as defined in the Business Corporations Act (Ontario)) articles of amendment containing a description of such series, including the designation and any rights, privileges, restrictions and conditions attached to the shares of such series.

2.  No Class Priority

No rights, privileges, restrictions or conditions attached to any series of preferred shares shall confer on the shares of such series a priority in respect of dividends, distribution of assets or return of capital in the event of the liquidation, dissolution or winding-up of the Company over any other series of shares of the same class.

3.  Series Differences

Subject to section 2, the rights, privileges, restrictions and conditions of each series of preferred shares may differ from those of any other series of preferred shares at any time outstanding.

4.  Ranking as to Dividends and Return of Capital

The preferred shares of each series shall be entitled to a preference and priority over the common shares with respect to the payment of dividends and the distribution of assets or return of capital if there is a voluntary or involuntary liquidation, dissolution or winding-up of the Company.”

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(b)

any one director or officer of the Company is authorized to make all such arrangements, to do all acts and things and to sign and execute all documents and instruments in writing, whether under the corporate seal of the Company or otherwise, as may be considered necessary or advisable to give full force and effect to the foregoing, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination; and

(c)

notwithstanding the approval of the shareholders of the Company as herein provided, the amendment to the articles contemplated by the foregoing resolutions must be implemented prior to the next annual general meeting of shareholders of the Company and the directors of the Company be and are hereby authorized and empowered to revoke or not act upon the above resolutions without further approval, ratification or confirmation of the shareholders of the Company at any time before it is acted on.”

Vote Required. For the Preferred Shares Proposal to be approved and confirmed, the Preferred Shares Resolution must be passed by at least two-thirds (2/3) of the votes cast with respect to the Preferred Shares Resolution by the shareholders of the Company present at the Annual Meeting in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PREFERRED SHARES RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

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PROPOSAL NO. 5 – APPROVAL OF NAME CHANGE PROPOSAL

Background

The Company is contemplating a potential name change from “Flora Growth Corp.” to “Just Brands Corp.” or to such other name as the Board of Directors, in its sole discretion, determines to be appropriate and which the Director under the OBCA may accept.  Any such name change would require an amendment to the Articles. If shareholder approval is received, the Board would have the discretion to amend the Articles in the future to effectuate the name change, without further action or authorization by shareholders prior to such name change.

Notwithstanding approval of the Name Change Proposal by shareholders, the Board, in its discretion, may determine not to act upon the Name Change Proposal and not to file articles of amendment giving effect to the name change, without further approval of shareholders.

Reasons for the Name Change Proposal

The Board believes that it may be beneficial to change its name from “Flora Growth Corp.” to “Just Brands Corp.” due to the diversification of our businesses lines that have developed since our initial public offering and the ability to have our name aligned with one of our most widely recognized brands.

Procedure for Effecting the Name Change

Following a determination by the Board to implement the name change, the Company will file articles of amendment with the Director under the OBCA to amend the Company’s articles. The name change will become effective on the date shown in the certificate of amendment issued by the Director under the OBCA or such other date indicated in the articles of amendment, provided that, in any event, such date will be prior to the next annual meeting of shareholders.

Name Change Resolution

At the Annual Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following special resolution to approve the name change (the “Name Change Resolution”):

“BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

(a)

the articles of Flora Growth Corp. (the “Company”) be amended pursuant to Section 168(1)(a) of the Business Corporations Act (Ontario) (the “Act”) to change the name of the Company to “Just Brands Corp.” or to such other name as the Board of Directors, in its sole discretion, determines to be appropriate and which the Director under the Act may accept (the “Name Change”);

(b)

the effective date of such Name Change shall be the date shown in the certificate of amendment issued by the Director appointed under the Act or such other date indicated in the articles of amendment provided that, in any event, such date shall be prior to the next annual meeting of shareholders of the Company;

(c)

any one director or officer of the Company is authorized to make all such arrangements, to do all acts and things and to sign and execute all documents and instruments in writing, whether under the corporate seal of the Company or otherwise, as may be considered necessary or advisable to give full force and effect to the foregoing, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination; and

(d)

notwithstanding the approval of the shareholders of the Company as herein provided, the name change must be implemented prior to the next annual general meeting of shareholders of the Company and the directors of the Company be and are hereby authorized and empowered to revoke or not act upon the above resolutions without further approval, ratification or confirmation of the shareholders of the Company at any time before it is acted on.”

Vote Required. For the Name Change Proposal to be approved and confirmed, the Name Change Resolution must be passed by at least two-thirds (2/3) of the votes cast with respect to the Name Change Resolution by the shareholders of the Company present at the Annual Meeting in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NAME CHANGE RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

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PROPOSAL NO. 6 – APPROVAL OF AMENDMENT TO THE 2022 PLAN

Background

On July 5, 2022, in connection with the Company’s 2022 annual and special meeting of shareholders, our shareholders approved our 2022 Plan, with the purpose of advancing the interests of our shareholders by enhancing our ability to attract, retain and motivate individuals to perform at the highest level. The maximum number of Common Shares available for issuance under equity incentive awards granted pursuant to the 2022 Plan currently cannot exceed 6,000,000 Common Shares. In addition, the maximum aggregate number of Common Shares that may be delivered under the 2022 Plan as a result of the exercise of stock options currently cannot exceed 4,000,000 Common Shares.

As of April 25, 2023, 653,200 Common Shares remain available for issuance under the 2022 Plan and 5,346,800 Common Shares were subject to outstanding awards under the 2022 Plan, including 1,067,856 Common Shares subject to outstanding options to purchase Common Shares.

On April 17, 2023, the Board approved, and recommended that it be submitted to the Company’s shareholders for their approval, to amend the 2022 Plan to (i) increase the number of Common Shares issuable under the 2022 Plan from 6,000,000 to 19,000,000 Common Shares and (ii) to increase the maximum aggregate number of Common Shares that may be delivered under the 2022 Plan as a result of the exercise of stock options from 4,000,000 to 17,000,000 (the “2022 Plan Amendment”). The Board believes that the 2022 Plan Amendment is necessary to continue to enable the Company to attract and retain qualified directors, officers, employees and consultants for the Company and its subsidiaries.

Reasons for the Proposed 2022 Plan Amendment

As described above, we are seeking shareholder approval of an amendment to (i) increase the number of Common Shares issuable under the 2022 Plan from 6,000,000 to 19,000,000 Common Shares and (ii) to increase the maximum aggregate number of Common Shares that may be delivered under the 2022 Plan as a result of the exercise of stock options from 4,000,000 to 17,000,000 shares. For the avoidance of doubt, the 17,000,000 shares underlying options constitutes a portion of the proposed 19,000,000 2022 Plan pool. In determining the amount of the increases contemplated by the 2022 Plan Amendment, the Compensation Committee and the Board considered, among other factors, the historical number of equity awards granted by the Company and potential future grants in the future. In addition, the Compensation Committee and the Board considered both (i) the fact that the number of outstanding Common Shares has materially increased as a result of the Franchise acquisition, and as a result, the proposed increase in the number of shares issuable under the 2022 Plan is reasonable in relation to the current number of outstanding Common Shares and (ii) that due to general market volatility, the Company’s share price has decreased as compared to its price at the time the 2022 Plan was adopted, and as a result, the original 6,000,000 shares were utilized at rate quicker than management originally expected. If approved, the 19,000,000 Common Shares issuable under the 2022 Plan would represent 13.8% of the outstanding Common Shares as of April 25, 2023.

Since approval of the 2022 Plan, the Company has been able to incentivize its workforce and attract qualified employees, directors, officers and consultants. Because of the amount of Common Shares that remain available for issuance under the Company’s 2022 Plan, the Company’s ability to use long-term equity-based compensation as a significant component of its overall compensation would be quite limited going forward if the shareholders do not approve the 2022 Plan Amendment.

The purpose of this increase is to continue to be able to attract, retain and motivate executive officers and other employees, non-employee directors and certain advisors and consultants. Upon shareholder approval of the 2022 Plan Amendment, additional Common Shares will be reserved for issuance under the 2022 Plan, which will enable us to continue to grant equity awards to our officers, employees, consultants, advisors and nonemployee directors at levels determined by the Compensation Committee and the Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving our business objectives and thereby creating greater value for all our shareholders. Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other shareholders. Equity awards are a key component of our incentive compensation program. We believe that option grants and restricted stock grants have been critical in attracting and retaining talented employees and officers, aligning their interests with those of shareholders, and focusing key employees on our long-term growth. Approval of the 2022 Plan Amendment will permit us to continue to use share-based compensation to align shareholder and employee interests and to motivate employees and others providing services to us.

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We Manage Our Equity Award Use Carefully

Our Compensation Committee carefully monitors our total dilution and equity expense to ensure that we maximize shareholder value by granting only the appropriate number of equity awards necessary to attract, retain and motivate employees and other service providers.

Based on historical usage and our internal growth plans, we expect that the proposed increase of Common Shares to be reserved for issuance under the 2022 Plan to 19 million Common Shares would be sufficient for grants of awards until approximately 2026, assuming we continue to grant awards in a manner consistent with our historical usage and current practices and noting that future circumstances may require us to change our current equity grant practices. If the adoption of the 2022 Plan Amendment is approved, the share reserve under the 2022 Plan could last for a longer or shorter period of time, depending on our future equity grant practices, which we cannot predict with any degree of certainty at this time.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the Board has determined that the proposed adoption of the 2022 Plan Amendment is reasonable and appropriate at this time.

Summary of the 2022 Plan

A summary of the material provisions of the 2022 Plan, as amended by the 2022 Plan Amendment, is included in this Proxy Statement under the section “Executive Compensation—Narrative to Summary Compensation Table—Equity Based Compensation—2022 Plan.” The summary therein does not purport to be a complete description of all the provisions of the 2022 Plan and the 2022 Plan Amendment and is qualified in its entirety by reference to the complete text of the 2022 Plan, which we filed as Exhibit 10.3 to our 2022 Annual Report, and the 2022 Plan Amendment, a form of which is set forth in Exhibit “C” to this Proxy Statement.

2022 Plan Amendment Resolution

At the Annual Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to approve the 2022 Plan Amendment (the “2022 Plan Amendment Resolution”):

“BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: the 2022 Plan Amendment, as described in Proposal No. 6 and attached as Exhibit “C” of the Company’s Proxy Statement for the Company’s 2023 annual and special meeting of shareholders, be, and it hereby is, approved.”

Vote Required. For the 2022 Plan Amendment to be approved and confirmed, the 2022 Plan Amendment Resolution must be passed by at least a simple majority of the votes cast with respect to the 2022 Plan Amendment Resolution by the shareholders of the Company present at the Annual Meeting in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE 2022 PLAN AMENDMENT RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

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WHERE TO GET ADDITIONAL INFORMATION

As a reporting company, we are subject to the informational requirements of the Exchange Act and Canadian securities laws and accordingly file our annual report on Form 10-K (including audited consolidated financial statements), quarterly reports on Form 10-Q (management’s discussion and analysis (“MD&A”)), current reports on Form 8-K, proxy statements, and other information with the SEC and on the System for Electronic Document Analysis and Retrieval (“SEDAR”). As an electronic filer, our public filings are maintained on the SEC’s website at http://www.sec.gov and on SEDAR www.sedar.com which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC or on SEDAR, as applicable. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of that website is https://www.floragrowth.com/resources/.

Shareholders may contact the Company to request copies of the Company’s financial statements and MD&A at Flora Growth Corp. Attention: General Counsel, 3406 SW 26th Terrace, Suite C-1, Fort Lauderdale, Florida 33312.

COST OF PROXY STATEMENT

We will bear the cost of the solicitation of proxies on behalf of the Board. In addition to the use of the mail, proxies may be solicited by us personally, by telephone, or by similar means. None of our directors, officers, or employees will be specifically compensated for those activities. We do not expect to pay any compensation for the solicitation of proxies. However, we will reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons holding our shares in their names, or in the names of nominees, at approved rates for their reasonable expenses in forwarding proxy materials to beneficial owners of securities held of record by them and obtaining their proxies.

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SHAREHOLDER COMMUNICATIONS

General. All interested parties, including shareholders, may communicate with the Company or our Board by letter addressed to Flora Growth Corp. Attention: General Counsel, 3406 SW 26th Terrace, Suite C-1, Fort Lauderdale, Florida 33312.  This centralized process assists our Board in reviewing and responding to communications in an appropriate manner. If an interested party would like the letter to be forwarded directly to the Chairman, or if no Chairman is listed, the members of the standing committees of the Board, he or she should so indicate. If no specific direction is indicated, the General Counsel of the Company will review the letter and forward it to the appropriate Board member(s).

Submission of Shareholder Proposals and Director Nominations for 2024 Annual Meeting. Pursuant to Rule 14a-8 under the Exchange Act, our shareholders may present proper proposals for inclusion in our proxy statement and form of proxy and for consideration at the next annual meeting by submitting their proposals to us in a timely manner. Any shareholder of the Company who wishes to present a proposal for inclusion in the proxy statement and form of proxy for action at the 2024 annual and special meeting of shareholders (the “2024 Annual Meeting”) must comply with our Bylaws and the rules and regulations of the SEC and the OBCA, each as then in effect. Such proposals must be mailed to us at our offices at Flora Growth Corp. Attention: General Counsel, 3406 SW 26th Terrace, Suite C-1, Fort Lauderdale, Florida 33312  Under the rules of the SEC, any shareholder proposal intended to be presented at the 2024 Annual Meeting must be received no later than 60 days prior to the one-year anniversary of the Annual Meeting in order to be considered for inclusion in our proxy statement and form of proxy relating to such meeting. Pursuant to the OBCA and the rules of the SEC, a shareholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders. In order to be timely, we must receive notice of your intention to introduce a nomination or propose an item of business at our 2024 Annual Meeting between the close of business on December 31, 2023 and close of business on April 6, 2024 . If we change the date of our 2024 Annual Meeting by more than thirty days before, or more than thirty days after, the one-year anniversary of the Annual Meeting, then the written notice of a shareholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, not later than the ninetieth day prior to our 2024 Annual Meeting or, if later, the tenth day following the day on which public announcement of the date of such meeting is first made. You are advised to review our Bylaws, the OBCA and the applicable securities laws which contain additional requirements with respect to director nominees.

If a shareholder notifies us of an intent to present a proposal at the 2024 Annual Meeting at any time after April 6, 2024 (and for any reason the proposal is voted on at that meeting), it may be considered untimely and our proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in our proxy materials. Under the rules of the SEC, in the event we change the date of our 2024 Annual Meeting by more than thirty days after the one-year anniversary of the Annual Meeting, the deadline for a shareholder to submit a proposal for the 2024 Annual Meeting is a reasonable time before we begin to print and send our proxy materials.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named as proxies will vote in their discretion as they may deem appropriate.

By order of the Board of Directors,

/s/ Hussein Rakine
Hussein Rakine
Chief Executive Officer
May 10, 2023

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EXHIBIT A

FLORA GROWTH CORP.

AUDIT COMMITTEE CHARTER

1. Purpose

1.1 The purpose of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Flora Growth Corp. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

1.2 The Audit Committee’s responsibilities are limited to oversight. The Company’s management is responsible for establishing and maintaining accounting policies and procedures in accordance with generally accepted accounting principles in Canada for publicly accountable enterprises, as set out in the International Financial Reporting Standards and other applicable reporting and disclosure standards, and for preparing the Company’s financial statements. The Company’s independent auditors are responsible for auditing and reviewing those financial statements. The Audit Committee is responsible for the approval of the financial statements for issuance. Each member of the Audit Committee is entitled to rely on the integrity of those persons within the Company and from the professionals and experts from which the Audit Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals, or experts.

2. Composition

2.1 The Audit Committee must consist of at least three (3) directors. Each Audit Committee member must be an Independent Director, as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules, and must satisfy the more rigorous independence rules for members of the Audit Committee issued by the Securities and Exchange Commission (the “SEC”) in Rule 10A-3(b)(1) promulgated under the Exchange Act, subject to any available exception. Each Audit Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, cash flow statement and the related footnote disclosures. In addition, each Audit Committee member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, either at least one member of the Audit Committee must be a financial expert, as defined under SEC rules, or the Company must disclose in its annual report the reasons for not having such an expert on the Audit Committee.

2.2 Audit Committee members may be removed from the Audit Committee, with or without cause, by the Board. Unless a Chairperson is designated by the Board, the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

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3. Meetings, Procedures and Authority

3.1 The Audit Committee has the authority to establish its own rules and procedures for notice and conduct of its meetings, so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Audit Committee.

3.2 The Audit Committee may, in accordance with Nasdaq Listing Rule 5605(c)(3) and Exchange Act Rule 10A-3(b) retain any independent counsel, experts or advisors that the Audit Committee believes to be necessary or appropriate in carrying out its duties. The Company must provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor or any other registered public accounting firm engaged by the Audit Committee for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, for payment of compensation to any advisors engaged by the Audit Committee, and for payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

3.3 The Audit Committee may conduct or authorize investigations into any matters within the scope of the duties and responsibilities delegated to the Audit Committee.

4. Duties and Responsibilities

Interaction with the Independent Auditor

4.1 Appointment and Oversight. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between the Company’s management and the independent auditor regarding financial reporting) and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor and each such other registered public accounting firm must report directly to the Audit Committee. The Audit Committee, or the Chairperson of the Audit Committee, must pre-approve any audit and non-audit service provided to the Company by the independent auditor, unless the engagement is entered into pursuant to appropriate preapproval policies established by the Audit Committee or if such service falls within available exceptions under SEC rules.

4.2 Annual Report on Independence. The Audit Committee must ensure that the independent auditor prepares and delivers, at least annually, a formal written statement delineating all relationships between the independent auditor and the Company, must actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Audit Committee, may impact the objectivity and independence of the independent auditor, and, if the Audit Committee determines that further inquiry is advisable, must take appropriate action, or recommend that the Board take appropriate action, in response to the independent auditor’s report to satisfy itself of the outside auditor’s independence.

Other Duties and Responsibilities

4.3 Complaint Procedures. The Audit Committee must establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

4.4 Review of Code of Ethics. The Audit Committee must, at least annually, consider and discuss with management and the independent auditor the Company’s Code of Ethics and the procedures in place to enforce the Code of Ethics. The Audit Committee must also consider and discuss and, as appropriate, grant requested waivers from the Code of Business Conduct and Ethics brought to the attention of the Audit Committee, though the Audit Committee may defer any decision with respect to any waiver to the Board.

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4.5 Review of Related Person Transactions. The Audit Committee must review all related person transactions, as defined by Item 404 of Regulation S-K, on an ongoing basis, and all such transactions must be approved by the Audit Committee.

4.6 Review of this Charter. The Audit Committee must annually review and reassess the adequacy of this Charter and submit any recommended changes to the Board for its consideration.

4.7 Reporting to the Board. The Audit Committee is responsible for reporting to the Board of Directors on matters required by this Charter or requested by the Board.

4.8 Communication with Legal Counsel. The Audit Committee will discuss with the Company’s legal department or outside legal counsel any matters that may have a material impact on the financial statements or the Company’s compliance policies and internal controls, including corporate securities trading policies.

4.9 Proxy Report. The Audit Committee will prepare the report required by the SEC rules to be included in the Company’s annual proxy statement, if applicable.

5. Delegation of Duties

5.1 In fulfilling its responsibilities, the Audit Committee is entitled to delegate any or all of its responsibilities to a subcommittee of the Audit Committee.

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EXHIBIT B

Form of Articles of Amendment for Preferred Shares Proposal

FLORA GROWTH CORP.

Schedule to Articles of Amendment

The Corporation amends the Description of Class of Shares as follows:

1.	The authorized share capital of the Corporation shall be increased by creating an unlimited number of Preferred Shares, issuable in series; and

2.	After giving effect to the foregoing, the authorized share capital of the Corporation shall consist of:

a.	an unlimited number of Common shares; and

b.	an unlimited number of Preferred Shares, Issuable in Series.

The Corporation amends the Rights, Privileges, Restrictions and Conditions as follows:

A.	The current rights, privileges, restrictions and conditions attaching to the Common Shares shall be deleted and replaced by the following:

1.	Voting

Each holder of common shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Corporation, except meetings at which only holders of other classes or series of shares are entitled to attend, and at all such meetings shall be entitled to one vote in respect of each common share held by such holder.

2.	Dividends

Subject to the rights of the holders of the preferred shares and the rights of the holders of any other class or series of shares ranking senior to the common shares, the holders of common shares shall be entitled to receive dividends if and when declared by the board of directors.

3.	Liquidation

In the event of any liquidation, dissolution or winding-up of the Corporation or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of common shares shall be entitled, subject to the rights of the holders of the preferred shares and the rights of the holders of any other class or series of shares ranking senior to the common shares, to receive the remaining property or assets of the Corporation.

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B.	The following shall be added as the rights, privileges, restrictions and conditions attaching to the Preferred Shares, Issuable in Series:

1.	Preferred Shares, Issuable in Series

The board of directors of the Corporation is authorized to fix the number of shares constituting each series of preferred shares, and to determine the designation and any rights, privileges, restrictions and conditions attaching to the shares of each such series. Before the issue of the first preferred shares of a series, the board of directors shall send to the Director (as defined in the Business Corporations Act (Ontario)) articles of amendment containing a description of such series, including the designation and any rights, privileges, restrictions and conditions attached to the shares of such series.

2.	No Class Priority

No rights, privileges, restrictions or conditions attached to any series of preferred shares shall confer on the shares of such series a priority in respect of dividends, distribution of assets or return of capital in the event of the liquidation, dissolution or winding-up of the Corporation over any other series of shares of the same class.

3.	Series Differences

Subject to section 2, the rights, privileges, restrictions and conditions of each series of preferred shares may differ from those of any other series of preferred shares at any time outstanding.

4.	Ranking as to Dividends and Return of Capital

The preferred shares of each series shall be entitled to a preference and priority over the common shares with respect to the payment of dividends and the distribution of assets or return of capital if there is a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

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Exhibit C

Form of 2022 Plan Amendment

AMENDMENT NO. 1 TO THE

FLORA GROWTH CORP.

2022 INCENTIVE COMPENSATION PLAN

WHEREAS, Flora Growth Corp. (the “Company”) previously adopted the Flora Growth Corp. 2022 Incentive Compensation Plan (the “Plan”); and

WHEREAS, the Company now wishes to amend the Plan to increase the number of shares of Company stock available for issuance in connection with awards made under the Plan;

NOW, THEREFORE, BE IT RESOLVED THAT pursuant to Section 9(f) of the Plan, the Plan is hereby amended, effective [___________________], 2023, and subject to the approval of the Company’s shareholders, in the following respects:

1. Section 4(a) of the Plan is hereby amended to read in its entirety as follows:

“(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 19,000,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.”

2. Section 4(c)(v) of the Plan is hereby amended to read in its entirety as follows:

“(v) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of Incentive Stock Options shall be 17,000,000. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.”

In all other respects, the Plan shall remain in full force and effect.

Adopted this ____ day of _____________, 2023.

FLORA GROWTH CORP.

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SCAN TO
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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V17789-P91304

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLORA GROWTH CORP. (THE "COMPANY")

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	For	Withhold
1a. Hussein Rakine	☐	☐
1b. Clifford Starke	☐	☐
1c. John Timothy Leslie	☐	☐
1d. Dr. Beverley Richardson	☐	☐
1e. Juan Carlos Gomez Roa	☐	☐
1f. Edward Woo	☐	☐
1g. Kevin Taylor	☐	☐
1h. Thomas Solomon	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V17790-P91304

FLORA GROWTH CORP.
Annual Meeting of Shareholders
June 6, 2023 9:00 AM
This proxy is solicited by Management

The shareholders hereby appoint Hussein Rakine and failing him, Matthew Cohen (the "Management Nominees"), or instead of either of them, ______________________, as proxyholder, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, or withhold from voting, as designated on the reverse side of this ballot, and in respect of all matters that may properly come before the meeting, all of the Common Shares of FLORA GROWTH CORP. that the shareholders are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, EDT on June 6, 2023, at the Company's offices at 3406 SW 26th Terrace, Suite C-1, Fort Lauderdale, FL 33312, and any adjournment or postponement thereof, to the same extent and with the same power as if such shareholders were personally present at the said meeting.

If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with Management's recommendations indicated on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.

This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice and Proxy Statement accompanying the proxy or such other matters which may properly come before the meeting or any adjournment or postponement thereof.

Each security holder has the right to appoint a person other than the Management Nominees specified herein to represent them at the meeting or any adjournment or postponement thereof. Such right may be exercised by inserting in the space above the name of the person to be appointed, who need not be a security holder of the Company.

To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the security holders of the Company.

Continued and to be signed on reverse side

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